UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Endeavor Group Holdings, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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Endeavor Group Holdings, Inc.

9601 Wilshire Boulevard, 3rd Floor

Beverly Hills, California 90210

April 29, 2022

Dear Fellow Stockholders:

On behalf of the Board of Directors, I invite you to attend the 2022 annual meeting of stockholders (the “Annual Meeting”) of Endeavor Group Holdings, Inc., which will be held on Monday, June 13, 2022 at 4:30 p.m. Eastern Time. The Annual Meeting will be a completely virtual meeting via live webcast.

In accordance with the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent stockholders of record a Notice of Internet Availability of Proxy Materials at the close of business on April 19, 2022. The notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached Proxy Statement.

Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting.

Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend it virtually. Please vote electronically over the Internet, by telephone or if, you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. You may also vote your shares online during the meeting. Instructions on how to vote live while participating at the meeting are posted at www.virtualshareholdermeeting.com/EDR2022.

On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

Ariel Emanuel, CEO, Endeavor

Endeavor Group Holdings, Inc.

9601 Wilshire Boulevard, 3rd Floor

Beverly Hills, California 90210

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 13, 2022

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Endeavor Group Holdings, Inc., a Delaware corporation, will be held on Monday, June 13, 2022, at 4:30 p.m. Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/EDR2022. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying Proxy Statement in the section titled “General Information about the Annual Meeting and Voting—How can I attend and vote at the Annual Meeting?”

The Annual Meeting is being held:

1.            toelect Stephen Evans and Fawn Weaver as Class I directors to hold office until the Company’s annual meeting of stockholders to be held in 2025 and until their respective successors have been duly elected and qualified;

2.            toratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2022;

3.            toapprove, on an advisory (non-binding) basis, the compensation of our named executive officers;

4.            toapprove, on an advisory (non-binding) basis, the frequency of future advisory votes on the compensation of our named executive officers; and

5.            totransact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

These items of business are described in the Proxy Statement that follows this notice. Holders of record of our common stock with voting rights as of the close of business on April 19, 2022 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.

Your vote is important. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Governing Body,

Seth Krauss
Chief Legal Officer

This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 29, 2022.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting: This Proxy Statement and our Annual Report are available free of charge at www.proxyvote.com.

i

ii

COMPENSATION OF OUR DIRECTORS	55

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	56

STOCK OWNERSHIP	57

CERTAIN TRANSACTIONS WITH RELATED PERSONS	61

Policies and Procedures on Transactions with Related Persons	61

Limited Liability Company Agreement of Endeavor Operating Company	61

Limited Liability Company Agreement of Endeavor Manager	63

Stockholders Agreement	65

Registration Rights Agreement	65

Tax Receivable Agreement	66

UFC Buyout	67

Investments by Silver Lake	70

Learfield IMG College Merger	70

Management Equity	71

Indemnification Agreements	71

Employment Arrangements	71

Other Transactions	71

PROPOSAL NO. 3 — APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	73

Background	73

Governing Body Recommendation	73

PROPOSAL NO. 4 — APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	74

Background	74

Governing Body Recommendation	74

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS	75

HOUSEHOLDING	75

2021 ANNUAL REPORT	76

iii

Endeavor Group Holdings, Inc.

9601 Wilshire Boulevard, 3rd Floor

Beverly Hills, California 90210

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 13, 2022

This proxy statement (the “Proxy Statement”) and our annual report for the fiscal year ended December 31, 2021 (the “Annual Report” and, together with the Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the Governing Body of Endeavor Group Holdings, Inc. (the “Company,” “Endeavor,” “we,” “us,” or “our”), in connection with our 2022 annual meeting of stockholders (the “Annual Meeting”). This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 29, 2022.

Certain Defined Terms

As used in this Proxy Statement, unless the context otherwise requires:

“Board” or “Board of Directors” refers to all of those serving as directors of the Company.

“Concurrent Private Placements” refers to the purchase by new and current investors concurrent to the closing of our IPO of an aggregate 75,584,747 shares of Class A common stock at a price per share of $24.00 (the “Private Placement”), of which 57,378,497 were purchased from us and 18,206,250 were purchased from an existing investor, resulting in net proceeds received by us from the IPO and the Private Placement, after deducting underwriting discounts and commissions but before deducting offering expenses of approximately $1,901.5 million

“Endeavor Catch-Up Profits Units” refer to the Endeavor Full Catch-Up Profits Units and the Endeavor Partial Catch-Up Profits Units.

“Endeavor Full Catch-Up Profits Units” refer to the Endeavor Profits Units that are designated as “catchup” units. Endeavor Full Catch-Up Profits Units have a per unit hurdle price and are entitled to receive a preference on distributions once the hurdle price applicable to such unit has been met. Upon our achievement of a price per share that would have fully satisfied such preference on distributions, the Endeavor Full Catch-Up Profits Units were converted into Endeavor Operating Company Units.

“Endeavor Group Holdings” refers to Endeavor Group Holdings, Inc.

“Endeavor Manager” refers to Endeavor Manager, LLC, a Delaware limited liability company and a direct subsidiary of Endeavor Group Holdings following the reorganization transactions.

“Endeavor Manager Units” refers to the common interest units in Endeavor Manager.

“Endeavor Operating Company” refers to Endeavor Operating Company, LLC, a Delaware limited liability company and a direct subsidiary of Endeavor Manager’s and indirect subsidiary of ours following the reorganization transactions (“EOC”).

“Endeavor Operating Company Units” refers to all of the existing equity interests in Endeavor Operating Company (other than the Endeavor Profits Units) that were reclassified into Endeavor Operating Company’s non-voting common interest units upon the consummation of the reorganization transactions.

“Endeavor Partial Catch-Up Profits Units” refer to the Endeavor Profits Units that are designated as “catchup” units. Endeavor Partial Catch-Up Profits Units have a per unit hurdle price and are entitled to receive a preference on distributions once the hurdle price applicable to such unit has been met. Upon our achievement of a price per share that would have fully satisfied such preference on distributions, the Endeavor Partial Catch-Up Profits Units were converted into Endeavor Profits Units (without any such preference) with a reduced per unit hurdle price to take into account such prior preference.

“Endeavor Profits Units” refers to the profits units of Endeavor Operating Company and that are economically similar to stock options (other than with respect to Endeavor Full Catch-up Profits Units which, upon our achievement of a price per share that would have fully satisfied their preference on distributions, were converted into Endeavor Operating Company Units). Each Endeavor Profits Unit (other than Endeavor Full Catch-Up Profits Units) has a per unit hurdle price, which is economically similar to the exercise price of a stock option.

“Endeavor Full Catch-Up Profits Units” refer to the Endeavor Profits Units that are designated as “catchup” units. Endeavor Full Catch- Up Profits Units have a per unit hurdle price and are entitled to receive a preference on distributions once the hurdle price applicable to such unit has been met. Upon our achievement of a price per share that would have fully satisfied such preference on distributions, the Endeavor Full Catch-Up Profits Units were converted into Endeavor Operating Company Units.

“Executive Committee” refers to the Company’s Governing Body prior to a Triggering Event.

“Executive Holdcos” refers to Endeavor Executive Holdco, LLC, Endeavor Executive PIU Holdco, LLC, and Endeavor Executive II Holdco, LLC, each a management holding company, the equity owners of which include current and former senior officers, employees, or other service providers of Endeavor Operating Company, and which are controlled by Messrs. Emanuel and Whitesell.

“Governing Body” means the Company’s governing body, which is exclusively vested with all of the powers of our Board (under applicable Delaware law) in the management of our business and affairs and that acts in lieu of our Board of Directors to the fullest extent permitted under Delaware law, SEC rules and the rules of the New York Stock Exchange (“NYSE”). Prior to a Triggering Event, the Executive Committee is the Governing Body and, any action by our Board of Directors requires the prior approval of the Executive Committee, except for matters that are required to be approved by the Audit Committee (or both the Executive Committee and the Audit Committee), or by a committee qualified to grant equity to persons subject to Section 16 of the Exchange Act for purposes of exempting transactions pursuant to Section 16b-3 thereunder, or as required under Delaware law, SEC rules and NYSE rules.

“Management Holdcos” refers to WME Holdco, LLC and certain other management holding companies, the equity owners of which include current and former senior officers, employees or other service providers of the Company.

“Other UFC Holders” refers to the other persons that hold equity interests in UFC Parent and certain of their affiliates.

“Post-IPO TRA Holders” refers to certain of our pre-IPO investors and certain affiliates of our pre-IPO investors, including certain members of pre-IPO management holding vehicles, and certain of the Other UFC Holders or their affiliates.

“reorganization transactions” refers to the internal reorganization completed in connection with our May 2021 initial public offering (“IPO”), following which Endeavor Group Holdings manages and operates the business and control the strategic decisions and day-to-day operations of Endeavor Operating Company through Endeavor Manager and includes the operations of Endeavor Operating Company in its consolidated financial statements.

“Silver Lake Equityholders” refers to certain affiliates of Silver Lake that are our stockholders.

“Triggering Event” means the earlier of (i) the date on which neither Messrs. Emanuel nor Whitesell is employed as our Chief Executive Officer or Executive Chairman and (ii) the date on which neither Messrs. Emanuel nor Whitesell own shares of our Class A common stock representing, and/or own securities representing the right to own (including Endeavor Profits Units), at least 25% of the shares of our Class A common stock and securities representing the right to own shares of our Class A common stock owned by Messrs. Emanuel and Whitesell, respectively, as of the completion of the IPO.

“UFC LLC Agreement” refers to the limited liability company agreement which governs the management of UFC Parent and the rights of UFC’s Parent’s equityholders.

“UFC Parent” refers to Zuffa Parent LLC, which owns and operations the Ultimate Fighting Championship (“UFC”), the professional mixed martial arts organization.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Monday, June 13, 2022 at 4:30 p.m. Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/EDR2022 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the close of business on April 19, 2022 (the “Record Date”).

What are the purposes of the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

•	Proposal No. 1: Election of the director nominees listed in this Proxy Statement.

•	Proposal No. 2: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2022.

•	Proposal No. 3: Approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

•	Proposal No. 4: Approval, on an advisory (non-binding) basis, the frequency of future advisory votes on the compensation of our named executive officers.

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

The rules of the Securities and Exchange Commission (the “SEC”) permit us to furnish proxy materials, including this Proxy Statement and the Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”) provides instructions on how to access and review on the Internet all of the proxy materials. The Notice and Access Card also instructs you as to how to authorize, via the Internet or telephone, your proxy to vote your shares according to your voting instructions. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice and Access Card.

What does it mean if I receive more than one Notice and Access Card or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Notice and Access Card or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Can I vote my shares by filling out and returning the Notice and Access Card?

No. The Notice and Access Card identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. If you would like a paper proxy card, you should follow the instructions in the Notice and Access Card. The paper proxy card you receive will also provide instructions as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. Alternatively, you can mark the paper proxy card with how you would like your shares voted, sign the proxy card and return it in the envelope provided.

Who is entitled to vote at the Annual Meeting?

Holders of record of shares of our Class A common stock, $0.00001 par value per share (“Class A common stock”), our Class X common stock, $0.00001 par value per share (“Class X common stock”), and our Class Y common stock, $0.00001 par value per share (“Class Y common stock,” and together with our Class A common stock and Class X Common Stock, the “Common Stock”), as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 275,716,586 shares of our Class A Common Stock, 176,967,757 shares of our Class X Common Stock and 235,415,621 shares of our Class Y Common Stock issued and outstanding and entitled to vote. Each share of Class A Common Stock and Class X Common Stock is entitled to one vote, and each share of Class X Common Stock is entitled to 20 votes on any matter presented to stockholders at the Annual Meeting. The holders of Class A Common Stock, Class X Common Stock and Class Y Common Stock will vote together as a single class on all matters to be presented to stockholders at the Annual Meeting.

You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice and Access Card, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date. The meeting webcast will begin promptly at 4:30 p.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 4:15 p.m. Eastern Time, and you should allow ample time for the check-in procedures.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice and Access Card or the proxy materials, if you elected to receive a hard copy, has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of the Company’s capital stock issued and outstanding and entitled to vote, present in person, or by remote communication, or represented by proxy constitutes a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.

What are “broker non-votes”?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

Under current New York Stock Exchange (“NYSE”) interpretations that govern broker non-votes, Proposal Nos. 1, 3 and 4 are considered non-discretionary matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposals. Proposal No. 2 is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the chairperson of the Annual Meeting or (ii) a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person, or by remote communication, as applicable, or represented by proxy, may adjourn the Annual Meeting until a quorum is present or represented.

How do I vote my shares without attending the Annual Meeting?

We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically. If you are a stockholder of record, there are three ways to vote by proxy:

•	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;

•	by Internet—You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card; or

•	by Mail—You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 12, 2022.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

How can I attend and vote at the Annual Meeting?

We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/EDR2022. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/EDR2022.

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/EDR2022 on the day of the Annual Meeting.

•	Webcast starts at 4:30 p.m. Eastern Time, and online check-in starts at 4:15 p.m. Eastern Time.

•	You will need your 16-Digit Control Number to enter the Annual Meeting.

•	Stockholders may submit questions while attending the Annual Meeting via the Internet.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice and Access Card, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

What if I have technical difficulties or trouble accessing the virtual meeting website during the check-in time or during the Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Will I be able to ask questions at the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted during the meeting and that relate to the matters to be voted on. We intend to reserve up to ten minutes before the closing of the polls to address questions submitted. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How can I attend and vote at the Annual Meeting?” will be able to submit questions during the Annual Meeting. Additionally, our Annual Meeting will follow “Rules of Conduct,” which will be available on our Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”). Under these Rules of Conduct, a stockholder may ask up to two questions, and we will not address questions that are, among other things:

•	irrelevant to the business of the Company or to the business of the Annual Meeting;

•	related to material non-public information of the Company;

•	related to personal grievances;

•	derogatory references to individuals or that are otherwise in bad taste;

•	repetitious statements already made by another stockholder;

•	in furtherance of the stockholder’s personal or business interests; or

•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair or Corporate Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “How can I attend and vote at the Annual Meeting?”

How does the Governing Body recommend that I vote?

The Governing Body recommends that you vote:

•	FOR the nominees to the Board set forth in this Proxy Statement.

•	FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2022.

•	FOR the approval, on an advisory (non-binding) basis, of the compensation of our named executive officers.

•	FOR a frequency of “THREE YEARS” for future advisory votes on executive compensation.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative FOR votes will be elected as Class I directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None(1)	No(3)
Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority of the votes cast (excluding abstentions and broker non-votes).	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes(4)
Proposal No. 3: Approval, on an advisory (non- binding) basis, of the compensation of our named executive officers	The affirmative vote of the holders of a majority of the votes cast (excluding abstentions and broker non-votes).	“FOR” “AGAINST” “ABSTAIN”	None(2)	No(3)
Proposal No. 4: Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of our named executive officers	The frequency that receives the affirmative vote of the holders of a majority of the votes cast (excluding abstentions and broker non-votes). If no frequency receives the foregoing vote, then we will consider the option of ONE YEAR, TWO YEARS, or THREE YEARS that received the highest number of votes cast to be the frequency recommended by stockholders.	“ONE YEAR” “TWO YEARS” “THREE YEARS” “ABSTAIN”	None(2)	No(3)

(1)	Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.

(2)	A vote marked as an “Abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.

(3)	As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.

(4)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Governing Body. The Governing Body’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement.

Who will count the votes?

Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of election.

Can I revoke or change my vote after I submit my proxy?

Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:

•	sending a written statement to that effect to the attention of our Secretary at our corporate offices, provided such statement is received no later than June 12, 2022;

•	voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern time, on June 12, 2022;

•	submitting a properly signed proxy card with a later date that is received no later than June 12, 2022; or

•	attending the Annual Meeting, revoke your proxy and voting again.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Annual Meeting.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

Why hold a virtual meeting?

We are excited to continue using the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. Furthermore, as part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, we believe that hosting a virtual meeting is in the best interest of the Company and its stockholders and enables increased stockholder attendance and participation because stockholders can participate from any location around the world.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Board Size and Structure

Our amended and restated certificate of incorporation as currently in effect (“Certificate of Incorporation”) provides that the total authorized number of directors constituting the entire Board shall not be less than three and not more than twenty (20) persons, with the number of directors established from time to time by our Governing Body. Our Governing Body has fixed the number of directors at eight, and we currently have eight directors serving on the Board. In March 2022, Mr. Musk notified us of his resignation from our Board of Directors, effective June 30, 2022, at which time the size of the Board will be reduced from eight to seven members.

Our Certificate of Incorporation provides that the Board be divided into three classes, designated as Class I, Class II and Class III. Each class must consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board. Each class of directors must stand for re-election no later than the third annual meeting of stockholders subsequent to their initial appointment or election to the Board, provided that the term of each director will continue until the election and qualification of his or her successor and is subject to his or her earlier death, resignation or removal.

Each director is to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. Vacancies and newly created directorships on the Board of Directors may be filled at any time by the Executive Committee, prior to the Triggering Event, and thereafter by the remaining directors or the affirmative vote of the holders of a majority of the total voting power of the outstanding shares of capital stock entitled to vote generally in the election of directors; however, vacancies resulting from the loss of the Silver Lake Equityholders’ right to nominate two directors to the Board of Directors or Executive Committee may be filled by a vote of the directors designated by Messrs. Emanuel and Whitesell and Executive Holdcos. In addition, upon the Triggering Event, vacancies on the Board of Directors may also be filled by the affirmative vote of a majority of the total voting power of our issued and outstanding common stock, voting together as a single class.

Pursuant to the Stockholders Agreement, the Executive Holdcos and the Silver Lake Equityholders have certain Board nomination rights. See “Certain Transactions with Related Persons — Stockholders Agreement.” Messrs. Emanuel and Whitesell are the Executive Holdcos’ director designees, and Messrs. Evans and Durban are the Silver Lake Equityholders director designees.

Our Certificate of Incorporation provides that any director may be removed with or without cause by the affirmative vote of holders representing 66 2/3% of the total voting power of our issued and outstanding common stock, voting together as a single class. At any meeting of the Board of Directors, except as otherwise required by law, a majority of the total number of directors then in office will constitute a quorum for all purposes; provided, however, that, for so long as the Silver Lake Equityholders or any permitted Executive Holdcos, respectively, are entitled to nominate at least one director for election to our Board of Directors (or a committee thereof), the presence of a Silver Lake Equityholders nominee and the presence of an Executive Holdcos nominee, respectively, is required for a quorum at a meeting of the Board of Directors or such committee (subject in each case to customary adjournment provisions) and any action of our Board of Directors or such committee by written consent must include the consent of a Silver Lake Equityholders nominee or the consent of an Executive Holdcos nominee, respectively. In addition, prior to a Triggering Event, except as required by applicable law or the rules of the Exchange, actions of the Board of Directors may only be taken or made at the direction or request of the Executive Committee and following such direction or request, will require approval by the affirmative vote of (i) a majority of the directors or such committee at a meeting at which a quorum is present and (ii) for so long as any of the Silver Lake Equityholders are entitled to designate two or more directors for nomination to the Governing Body pursuant to the Stockholders Agreement and at least one Silver Lake Equityholder designee is serving on the Governing Body or is designated to serve within ten business days of a Silver Lake Equityholder designee ceasing to serve on the Governing Body, at least one director designated or nominated by the Silver Lake Equityholders.

Current Directors and Terms

Our current directors and their respective classes and terms are set forth below.

Class I Director – Current Term Ending at 2022 Annual Meeting	Class II Director – Current Term Ending at 2023 Annual Meeting	Class III Director – Current Term Ending at 2024 Annual Meeting
Stephen Evans	Patrick Whitesell	Ariel Emanuel
Fawn Weaver	Ursula Burns	Egon Durban
	Elon Musk*	Jacqueline D. Reses

*	In March 2022, Mr. Musk notified us of his resignation from our Board of Directors, effective June 30, 2022.

Nominees for Director

Mr. Evans and Ms. Weaver have been nominated by the Governing Body to stand for election. As the directors assigned to Class I, Mr. Evans and Ms. Weaver’s current terms of service will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Mr. Evans and Ms. Weaver will each serve for a term expiring at the annual meeting to be held in 2025 (the “2025 Annual Meeting”) and the election and qualification of her or his successor, or until her or his earlier death, resignation or removal.

Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Governing Body should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Governing Body. Alternatively, the proxies, at the Governing Body’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Governing Body has no reason to believe that any of the nominees will be unable to serve.

Information About Board Nominees and Continuing Directors

The following pages contain certain biographical information as of April 19, 2022 for each nominee for director and each director whose term as a director will continue after the Annual Meeting, including all positions she or he holds, her or his principal occupation and business experience for the past five years, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director during the past five years.

We believe that all of our directors and nominees: display personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our Company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.

For purposes of the biographical information regarding our directors, the terms, “we,” “us,” “our,” “Endeavor,” the “Company,” and similar references refer (a) after giving effect to the reorganization transactions effected at the time of our IPO, to Endeavor Group Holdings, Inc. and (b) prior to giving effect to such reorganization transactions, to Endeavor Operating Company and/or its consolidated subsidiaries.

Class I Director Nominees for Election to a Three-Year Term Expiring at the 2025 Annual Meeting

Class I Directors	Age	Served as Director Since	Current Positions with Endeavor
Stephen Evans	45	May 2014	Director
Fawn Weaver	45	April 2021	Director

Stephen Evans became a director of the Company on May 6, 2014. Mr. Evans is a Managing Director of Silver Lake, a global technology investment firm. Prior to joining Silver Lake in 2008, Mr. Evans was a Principal at Cognetas, a pan-European private equity firm. Previously, Mr. Evans spent five years at Bain & Company, based both in Europe and the United States. Mr. Evans is a director of Ambassador Theatre Group (ATG), Australian Professional Leagues (APL), Learfield, Michael Cassel Group, TEG and Thrasio, and is a member of the audit committee at City Football Group. Mr. Evans previously served on the boards of Ancestry and Serena Software. He is a member of the executive board of the EB Research Foundation, which is dedicated to finding a cure for Epidermolysis Bullosa, a rare children’s disease. Mr. Evans holds an M.A. and an M.Phil. from Cambridge University and an M.B.A. from Harvard Business School. Mr. Evans was selected to serve on our Board of Directors because he provides valuable insight on strategic and business matters, stemming from his extensive executive and management experience.

Fawn Weaver became a director of the Company in April 2021. Ms. Weaver is the founder and has served as the Chief Executive Officer of Uncle Nearest, Inc. since October 2016. Ms. Weaver also serves as the Chief Executive Officer of Grant Sidney, Inc. since March 2010. Ms. Weaver is also the founder and chairman of the Nearest Green Foundation and served as an Executive Board Member of Meet Each Need with Dignity and Slavery No More from January 2014 to December 2019. We believe Ms. Weaver is qualified to serve on our Board of Directors because of her experience as a chief executive officer and her business acumen.

Class II Directors Whose Terms Expire at the 2023 Annual Meeting of Stockholders

Class II Directors	Age	Served as Director Since	Current Positions with Endeavor
Patrick Whitesell	57	June 2009	Executive Chairman and Director
Ursula Burns	63	July 2021	Director
Elon Musk*	50	April 2021	Director

* In March 2022, Mr. Musk notified us of his resignation from our Board of Directors, effective June 30, 2022.

Patrick Whitesell is the Executive Chairman of the Company and has served in that position since October 2017. He has also served as a director of the Company since June 2009. He previously served as the Co-Chief Executive Officer of the Company since July 2014 and as Co-Chief Executive Officer of William Morris Endeavor Entertainment, LLC since 2009. He currently serves on the board of directors of Learfield IMG College. He has previously worked for United Talent Agency and InterTalent. Mr. Whitesell is a graduate of Luther College. Mr. Whitesell was selected to serve on our Board of Directors because of his experience and knowledge of the entertainment industry, including as our Executive Chairman.

Ursula Burns became a director of the Company in July 2021. In April 2021, Ms. Burns co-founded Integrum Holdings LP, an investment firm focused on partnering with technology-enabled services companies. Previously, she was Chairman of VEON Ltd., an international telecommunications and technology company, from 2017 to 2020, during which time she served as Executive Chairman from March 2018 to December 2018, and was Chief Executive Officer from 2018 to 2020. Ms. Burns was Chairman of Xerox Corporation from 2009 to 2017 and Chief Executive Officer from 2009 to 2016, prior to which she advanced through many engineering and management positions after joining the company in 1980. U.S. President Barack Obama appointed Ms. Burns to help lead the White House national program on Science, Technology, Engineering and Math (STEM) from 2009 to 2016, and she served as chair of the President’s Export Council from 2015 to 2016 after serving as vice chair from 2010 to 2015. Ms. Burns currently serves on the board of directors of Uber Technologies, Inc., Exxon Mobil Corporation, IHS Holding Limited and Plum Acquisition Corp. I, a special purpose acquisition company, where she is also Executive Chairwoman. She previously served on the board of directors of American Express Company, Nestle S.A., VEON Ltd. and Xerox Corporation. Ms. Burns has a Bachelor’s of Science degree from Polytech Institute of NYU and a Master’s degree from Columbia University. Ms. Burns was selected to serve on our Board due to her extensive corporate leadership roles at large international companies, depth and breadth of experience on serving on public company boards and her financial, technology and governance expertise.

Elon Musk became a director of the Company in April 2021. Mr. Musk leads SpaceX, Tesla, Neuralink and The Boring Company. He has served as the Chief Executive Officer of Tesla, Inc. since October 2008, as a member of the Board of Directors of Tesla since April 2004, as the Chief Executive Officer, Chief Technology Officer and Chairman of the Board of SpaceX since May 2002, and served as Chairman of the Board of SolarCity Corporation, a solar installation company, from July 2006 until its acquisition by Tesla in November 2016. Mr. Musk is also the founder of The Boring Company and of Neuralink Corp. Mr. Musk also co-founded Zip2 Corporation, an early Internet company, and PayPal. Mr. Musk holds a B.A. in physics from the University of Pennsylvania and a B.S. in business from the Wharton School of the University of Pennsylvania. Mr. Musk was selected to serve on our Board of Directors because of his professional background and experience running a public company, his previously held senior executive-level positions, his service on other public company boards and his experience starting, growing and integrating businesses.

Class III Directors Whose Terms Expire at the 2024 Annual Meeting of Stockholders

Class III Directors	Age	Served as Director Since	Current Positions with Endeavor
Ariel Emanuel	61	June 2009	Chief Executive Officer and Director
Egon Durban	48	May 2012	Chairman of the Board and Director
Jacqueline D. Reses	52	August 2021	Director

Ariel Emanuel is the Chief Executive Officer of the Company and has served in that position since October 2017. He has also served as a director of the Company since June 2009. He previously served as the Co-Chief Executive Officer of the Company since July 2014, and as Co-Chief Executive Officer of William Morris Endeavor Entertainment, LLC since 2009. He has previously worked for ICM Partners and InterTalent. Mr. Emanuel previously served on the board of directors of ContextLogic Inc. (d/b/a Wish) and Live Nation Entertainment, Inc. Mr. Emanuel is a graduate of Macalester College. Mr. Emanuel was selected to serve on our Board of Directors because of his experience and knowledge of the entertainment industry, including as our Chief Executive Officer.

Egon Durban became a director of the Company in May 2012 and became the Chairman of the Board of Directors of the Company in May 2014. Mr. Durban is Co-Chief Executive Officer of Silver Lake, a global technology investment firm. Mr. Durban joined Silver Lake in 1999 as a founding principal and is based in the firm’s Menlo Park office. He serves on the board of directors of City Football Group, Dell Technologies, Group 42, Learfield, Motorola Solutions, Qualtrics, Twitter, Unity Technologies, VMware, Verily and Waymo. Previously, he served on the board of Skype, and was Chairman of its operating committee, served on the supervisory board and operating committee of NXP, and served on the boards of Multiplan, Pivotal Software, SecureWorks Corp. and certain other boards, some of which were public companies. Prior to Silver Lake, Mr. Durban worked in Morgan Stanley’s Investment Banking Division. Mr. Durban graduated from Georgetown University with a B.S.B.A. in Finance. Mr. Durban was selected to serve as a director because of his strong experience in technology and finance, and his extensive knowledge of and years of experience in global strategic leadership and management of multiple companies.

Jacqueline D. Reses became a director of the Company in August 2021. Ms. Reses currently serves as the Chief Executive Officer of Post House Capital LLC, a financial technology investment firm. Ms. Reses previously served as Executive Chairperson of Square Financial Services LLC, Capital Lead and People Lead at Block, Inc. (Square), a publicly traded financial services company, from October 2015 to October 2020. From

September 2012 to October 2015, Ms. Reses served as Chief Development Officer for technology company Yahoo! Inc. Prior to Yahoo, Ms. Reses served as Partner and head of the U.S. media group at Apax Partners Worldwide LLP, which she joined in 2001. Ms. Reses currently serves on the boards of directors of Affirm Holdings, Inc., Pershing Square Tontine Holdings, Ltd., Nu Holdings Ltd. (Nubank) and TaskUs, Inc. Ms. Reses is also the Chair of the Economic Advisory Council of the Federal Reserve Bank of San Francisco and sits on the Wharton School Board of Advisors. She previously served on the boards of directors of ContextLogic Inc. (as Executive Chair), Alibaba Group Holdings Limited, and Social Capital Hedosophia Holdings Corp. Ms. Reses received a bachelor’s degree in economics with honors from the Wharton School of the University of Pennsylvania. Ms. Reses was selected to serve on our Board of Directors because of her various senior level roles at multinational companies and service on other public company boards.

Additional Information

On October 16, 2018, the U.S. District Court for the Southern District of New York entered a final judgment approving settlement terms filed with the court on September 29, 2018, as amended on April 26, 2019, in connection with the SEC’s actions against Elon Musk, a director on our Board, and his August 7, 2018 Twitter post, regarding potentially taking Tesla, Inc. private. Without admitting or denying the SEC’s allegations, Mr. Musk agreed to a monetary penalty and to step down as Tesla Inc.’s Chairman of the Board for a period of time. There are no restrictions on Mr. Musk’s ability to serve as an officer or a director on a company’s board.

Governing Body Recommendation

The Governing Body unanimously recommends a vote FOR the election of Mr. Evans and Ms. Weaver as Class I directors to hold office until the 2025 Annual Meeting and until their respective successors have been duly elected and qualified.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

The audit committee appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. Deloitte & Touche LLP has served as our independent registered public accounting firm since 2014. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the audit committee has appointed Deloitte & Touche LLP to serve as our independent registered public accounting firm for the year ending December 31, 2022.

Although ratification is not required by our bylaws or otherwise, the Governing Body is submitting the selection of Deloitte & Touche LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and it is a good corporate governance practice. If our stockholders do not ratify the selection, it will be considered as notice to the Governing Body and the audit committee to consider the selection of a different firm. Even if the selection is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of Deloitte & Touche LLP are expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

Audit, Audit-Related, Tax and All Other Fees

The following table presents aggregate fees billed to us for the years ended December 31, 2021 and 2020 by our independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu Limited, and their respective affiliates (“Deloitte”):

	Year Ended December 31,
	2021	2020
Audit Fees	$8,230,959	$8,006,777
Audit-Related Fees	7,293,279	1,736,890
Tax Fees	197,736	304,562
All Other Fees	-	-

Total	$15,721,974	$10,048,229

The Audit Fees listed above for 2021 were billed in connection with the audit of our annual consolidated financial statements included in our Annual Report on Form 10-K, the reviews of our interim consolidated financial statements included in our quarterly reports on Form 10-Q, and audits of our subsidiaries. The Audit Fees listed above for 2020 were billed in connection with the audit of the annual consolidated financial statements, the reviews of the interim consolidated financial statements of Endeavor Operating Company, LLC and audit of our subsidiaries.

Audit-Related Fees listed above for 2021 and 2020 were billed for professional services related to our IPO, including in relation to our registration statement on Form S-1 and our resale registration statement on Form S-1, merger and acquisition due diligence services, and agreed-upon procedures engagements.

The Tax Fees listed above for 2021 and 2020 were billed for tax compliance and advice.

Pre-Approval Policies and Procedures

The formal written charter for our audit committee requires that the audit committee pre-approve all audit services to be provided to us and all other services (review, attest and non-audit) to be provided to us by our independent registered public accounting firm, other than de minimis non-audit services approved in accordance with applicable SEC rules.

The audit committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by our independent registered public accounting firm may be pre-approved. The Pre-Approval Policy generally provides that the audit committee will not engage our independent registered public accounting firm to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the audit committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the audit committee or by a designated member of the audit committee to whom the committee has delegated the authority to grant pre-approvals. The chairperson of the audit committee, to whom the audit committee has delegated authority to make pre-approval decisions requested between meetings of the audit committee, must report any such pre-approval decisions to the audit committee at its next scheduled meeting. If circumstances arise where it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories or above the pre-approved amounts, the audit committee requires pre-approval for such additional services or such additional amounts. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the audit committee will consider whether such services are consistent with the SEC’s rules on auditor independence.

The above-described services provided to us by our independent registered public accounting firm prior to our becoming a public company were provided under engagements entered into prior to our adoption of our pre-approval policies and, following our IPO, in accordance with such policies.

Governing Body Recommendation

The Governing Body unanimously recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2022.

Audit Committee Report

The audit committee operates pursuant to a charter which is reviewed annually by the audit committee. Additionally, a brief description of the primary responsibilities of the audit committee is included in this Proxy Statement under the discussion of “Corporate Governance— Audit Committee.” Under the audit committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In the performance of its oversight function, the audit committee reviewed and discussed with management and Deloitte & Touche LLP, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2021. The audit committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In

addition, the audit committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding such independent registered public accounting firm’s communications with the audit committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence from the Company.

Based upon the review and discussions described in the preceding paragraph, the audit committee recommended to the Governing Body that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC.

Submitted by the Audit Committee of the Company’s Board of Directors:

Jacqueline D. Reses (Chair)

Ursula Burns

Fawn Weaver

EXECUTIVE OFFICERS

The table below identifies and sets forth certain biographical and other information regarding our executive officers as of April 19, 2022. There are no family relationships among any of our executive officers or directors.

Executive Officer	Age	Position	In Current Position Since
Ariel Emanuel	61	Chief Executive Officer	2017
Patrick Whitesell	57	Executive Chairman	2017
Jason Lublin	50	Chief Financial Officer	2017
Mark Shapiro	52	President	2018
Seth Krauss	51	Chief Legal Officer	2014
Christian Muirhead	43	Chief Communications Officer	2014

See pages 12 – 13 of this Proxy Statement for Ariel Emanuel’s and Patrick Whitesell’s biographies.

Jason Lublin is the Chief Financial Officer of the Company and has served in that position since January 2017. He previously served as the Chief Operating Officer of the Company since July 2014 and as Chief Operating Officer of William Morris Endeavor Entertainment, LLC since December 2013. Prior to that, Mr. Lublin served as the Chief Financial Officer of The Endeavor Agency, L.L.C. since joining in 2007 until December 2013. He currently serves on the board of directors of Learfield IMG College and previously held the position of President of IMG College. He has previously worked for Broadband Sports, Coopers & Lybrand, Plan Ahead LLC and Rexford Funding. Mr. Lublin is a graduate of the University of Wisconsin–Madison and obtained his Master’s in Business Administration from the University of Southern California.

Mark Shapiro is the President of the Company and has served in that position since December 2018. He previously served as the Co-President of the Company since November 2016 and as Chief Content Officer of the Company from September 2014 to November 2016. Prior to that, Mr. Shapiro served as Executive Producer of Dick Clark Productions from September 2012 to September 2014, and was its Chief Executive Officer from May 2010 to September 2012. From December 2005 through May 2010, he served as a Director, President and Chief Executive Officer of Six Flags Entertainment Corporation and has worked for ESPN. Mr. Shapiro currently serves as a member of the board of directors of Bright Lights Acquisition Corp, a blank check company formed for the purpose of effecting a merger, and Equity Residential. Mr. Shapiro also serves as the Chairman of Captivate Network. Mr. Shapiro previously served on the board of directors of Live Nation Entertainment, Inc., Frontier Communications Corporation and Papa Johns. Mr. Shapiro is a graduate of University of Iowa.

Seth Krauss is the Chief Legal Officer of the Company and has served in that position since June 2014. In this role, he oversees the Company’s legal, government relations, health & safety, human resources and physical security departments. Mr. Krauss is also the Executive Champion of the Company’s LGBTQ+ employee resource group (Proud). From March 2007 to June 2014, he served as the Executive Vice President and General Counsel of Take Two Interactive Software Inc. From March 2004 through March 2007 he served in the Legal and Compliance Division of Morgan Stanley, first as Vice President and Counsel and then as Executive Director and Counsel. From 1995 until joining Morgan Stanley in March 2004, Mr. Krauss served as an Assistant District Attorney and Senior Investigative Counsel in the New York County District Attorney’s Office. Mr. Krauss currently serves as a member of the board of directors of the Minority Corporate Counsel Association (MCCA). He previously served as a member of the board of directors of the Center for Family Representation and as a member of the board of trustees of Duke University in Durham, North Carolina. Mr. Krauss graduated with a Bachelor of Arts both in History and in Political Science from Duke University and a Juris Doctor from the Washington University in St. Louis School of Law.

Christian Muirhead is the Chief Communications Officer of the Company and has served in that position since 2014. Mr. Muirhead first joined the William Morris Agency, LLC in 2004 as Director of Corporate Communications before becoming Vice President and then Head of Corporate Communications in 2008. Following the William Morris Agency, LLC’s merger with The Endeavor Agency, L.L.C. in 2009, he became Head of Corporate Communications for William Morris Endeavor Entertainment, LLC. Mr. Muirhead previously worked in international publicity at Warner Bros. Pictures. He is a graduate of Boston University.

CORPORATE GOVERNANCE

Governing Body

Prior to a Triggering, our Executive Committee, as the Governing Body, is exclusively vested with all of the powers of our Board of Directors (under applicable Delaware law) in the management of our business and affairs and acts in lieu of our Board of Directors to the fullest extent permitted under Delaware law, SEC rules and the rules of the NYSE.

Messrs. Emanuel, Whitesell, Durban, and Evans are the members of our Executive Committee.

Our Executive Committee has delegated to a sub-committee thereof comprised of Messrs. Emanuel and Whitesell, our Chief Executive Officer and a member of our Board of Directors and our Executive Chairman and a member of our Board of Directors, respectively, the authority to manage the business of the Company. Such sub-committee has the power and authority to approve any actions of the Company, except for certain specified actions that require the approval of the Executive Committee and as required under Delaware law, SEC rules and the rules of the NYSE. Actions requiring approval of the Executive Committee include, among others, issuances of equity securities by the Company (other than pursuant to the 2021 Incentive Award Plan, subject to certain exceptions), the liquidation, dissolution, or winding up of the Company, any sale or merger of the Company, payment of dividends (other than tax distributions), certain related party transactions, material changes to tax elections, repurchases of the Company’s equity securities, any termination or amendment of the employment arrangements of Messrs. Emanuel and Whitesell, and acquisitions, dispositions, extraordinary operating expenses, extraordinary capital expenditures, or incurrence of new indebtedness above specified thresholds. For so long as any of the Silver Lake Equityholders are entitled to designate two or more members of the Executive Committee and there is at least one Silver Lake Equityholder nominee who is then a member of the Executive Committee or is designated to serve within ten business days of a Silver Lake Equityholder designee ceasing to serve on the governing body, actions by the Executive Committee will require the approval of at least one of the Silver Lake Equityholders’ designees. In addition, all actions by the Executive Committee require the approval of each of Messrs. Emanuel and Whitesell, so long as they are the applicable Executive Holdcos designees. Messrs. Emanuel and Whitesell also, as a subcommittee of the Executive Committee, have responsibility for approving equity awards to persons not subject to Section 16 of the Exchange Act and approving compensation to certain members of our executive team (excluding themselves), subject to certain exceptions.

Actions taken by the Executive Committee and actions taken by Messrs. Emanuel and Whitesell pursuant to the authority delegated to them by the Executive Committee remain subject to a director’s or officer’s, as applicable, fiduciary duties under Delaware law and the requirement to act in the best interests of the Company and its stockholders.

Corporate Governance Guidelines

Our Governing Body has adopted Corporate Governance Guidelines. A copy of these Corporate Governance Guidelines can be found in the “Corporate Governance—Governance Documents” section of the “Investors” page of our website located at www.endeavorco.com, or by writing to our Secretary at our offices at 9601 Wilshire Boulevard, 3rd Floor, Beverly Hills, CA 90210. Among the topics addressed in our Corporate Governance Guidelines are:

•	Director independence	•	Directors’ access to senior management

•	Executive sessions of independent directors	•	Governing Body access to advisors

•	Board leadership structure	•	Governing Body self-evaluations

•	Selection of new directors	•	Governing Body meetings

•	Director orientation and continuing education	•	Meeting attendance by directors and non-directors

•	Limits on board service	•	Meeting materials

•	Change of principal occupation	•	Board committees, responsibilities and independence

•	Term limits	•	Succession planning

•	Director responsibilities	•	Directors’ access to senior management

•	Director compensation

Board Leadership Structure

Our Corporate Governance Guidelines provides our Governing Body with flexibility to combine or separate the positions of Chairperson of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company and its stockholders. If the Chairperson of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provide that the independent directors may appoint a lead independent director (the “Lead Director”) by the independent directors of the Board. The Lead Director’s responsibilities include, but are not limited to: presiding over all meetings of the Board at which the Chairperson of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors and the Chief Executive Officer and Chairperson of the Board. Our Corporate Governance Guidelines provide that, at such times as the Chairperson of the Board qualifies as independent, the Chairperson of the Board will serve as Lead Director.

The positions of our Chairman of the Board and our Chief Executive Officer are currently served by two separate persons. Mr. Durban serves as the Chairman of the Board and Mr. Emanuel serves as our Chief Executive Officer. Additionally, Mr. Whitesell serves as Executive Chairman.

The Governing Body believes that our current leadership structure of Chief Executive Officer and Chair of the Board being held by two separate individuals is in the best interests of the Company and its stockholders and strikes the appropriate balance between the Chief Executive Officer’s responsibility for the strategic direction, day-to day-leadership and performance of our Company and the Chair of the Board’s responsibility to guide overall strategic direction of our Company and provide oversight of our corporate governance and guidance to our Chief Executive Officer and to set the agenda for and preside over Board meetings. We recognize that different leadership structures may be appropriate for companies in different situations, and that the appropriate leadership structure may vary based on several factors, such as a company’s size, industry, operations, history and culture. We believe that no one structure is suitable for all companies. Accordingly the Governing Body will continue to periodically review our leadership structure in light of these factors and the then-current environment and make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders.

Controlled Company Exemption

Because Messrs. Emanuel and Whitesell, Executive Holdcos and the Silver Lake Equityholders control, as a group, more than 50% of our combined voting power for the election of directors, we are considered a “controlled company” for the purposes of the NYSE’s rules and corporate governance standards. As a “controlled company,” we are permitted to and have elected not to comply with certain corporate governance requirements of the NYSE, including those that would otherwise require our Board of Directors to have a majority of independent directors and require that we establish a Compensation Committee and a Nominating and Corporate Governance Committee, each comprised entirely of independent directors.

Director Independence

Under our Corporate Governance Guidelines and the NYSE rules, a director is not independent unless the Governing Body affirmatively determines that he or she does not have a direct or indirect material relationship with us or any of our subsidiaries. In addition, the director must meet the bright-line tests for independence set forth by the NYSE rules.

Our Governing Body has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Governing Body has determined that none of Mr. Musk, Ms. Weaver, Ms. Burns, and Ms. Reses, representing four of our eight directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors qualifies as “independent” as that term is defined under the rules of the NYSE. In making these determinations, our Governing Body considered the relationships that each non-employee director has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the director’s beneficial ownership of our common stock and the relationships of our non-employee directors with certain of our significant stockholders.

Board Committees

Our Board of Directors has two standing committees: an Audit Committee and a 16b-3 Committee, each of which has the composition and the responsibilities described below. In addition, from time to time, special committees may be established under the direction of our Governing Body when necessary to address specific issues. Each of the Audit Committee and the 16b-3 Committee operates under a written charter.

Director	Audit Committee	16b-3 Committee
Ariel Emanuel	—	—
Patrick Whitesell	—	—
Egon Durban	—	—
Stephen Evans	—	—
Elon Musk	—	—
Fawn Weaver	X	X
Ursula Burns	X	—
Jacqueline Reses	Chair	X

Audit Committee

Our Audit Committee oversees our corporate accounting and financial reporting process and assists our Executive Committee in its oversight of (i) the quality and integrity of the Company’s financial statements; (ii) Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications, performance and independence; and (iv) the design and implementation of the Company’s internal audit function and the performance of the Company’s internal audit function. Our Audit Committee is responsible for, among other things:

•	appointing, compensating, retaining and overseeing the work of our independent auditor;

•	discussing with our independent auditor any audit problems or difficulties and management’s response;

•

pre-approving all audit and non-audit services provided to us by our independent auditor (other than those provided pursuant to appropriate preapproval policies established by the committee or exempt from such requirement under SEC rules);

•	reviewing and discussing our annual and quarterly financial statements with management and our independent registered public accounting firm;

•

discussing and reviewing our periodic assessment of our key risk areas and provide oversight and accountability with respect to the execution of appropriate plans to mitigate and/or address such risks;

•

establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

•	reviewing and approving or ratifying any related person transactions in accordance with the Company’s Related Person Transaction Policy and Procedures

The Audit Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Audit Committee has the authority to engage independent legal, accounting and other advisors as it deems necessary or appropriate to assist in carrying out its responsibilities, and we must pay the compensation of such advisors.

Our Audit Committee currently consists of Ms. Burns, Ms. Rese and Ms. Weaver, with Ms. Reses serving as chair. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the NYSE. Our Governing Body has affirmatively determined that each of Ms. Burns, Ms. Rese and Ms. Weaver qualifies as “independent” under NYSE’s additional standards applicable to audit committee members and Rule 10A-3 of the Exchange Act. In addition, our Governing Body has determined that each of Ms. Burns and Ms. Reses qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. In addition, our Governing Body has affirmatively determined that each of Ms. Reses’ and Ms. Burns’ simultaneous service on the audit committees of more than three public companies does not impair their ability to effectively serve on our Audit Committee.

16b-3Committee

Our 16b-3 Committee reviews and approves transactions involving equity securities of the Company between the Company and its directors and officers subject to Section 16 of the Exchange Act for purpose of exempting such transactions under Rule 16b-3 thereunder.

Our 16b-3 committee currently consists of Ms. Reses and Ms. Weaver. Our Governing Body has determined that each of Ms. Reses and Weaver qualifies as a “non-employee director” as defined in Section 16b-3 of the Exchange Act.

The 16b-3 committee has the authority to retain or obtain the advice of advisors to assist in carrying out its responsibilities. The 16b-3 committee is empowered to cause the Company to pay the compensation of such advisors as established by the committee.

Board of Directors, Governing Body and Committee Meetings and Attendance

During fiscal 2021, our Board of Directors met four times, the Governing Body met seven times and the Audit Committee met four times. The 16b-3 committee did not meet in 2021. In 2021, each of our directors, other than Mr. Musk, attended at least 100% of the meetings of the Board and committees on which he or she served as a member. Mr.  Musk was unable to attend two meetings, resulting his attending less than 75% of the meetings of the Board held in 2021.

Executive Sessions

At least once a year, the independent directors meet in an executive session that excludes management and any non-independent directors. A director designated by the independent directors presides at the executive sessions.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. Given the timing of our IPO, we did not hold an annual meeting of stockholders in 2021.

Director Nominations Process

The Governing Body is responsible for nominating candidates to serve on the Board and its committees. In considering whether to nominate any particular candidate to serve on the Board or its committees or for inclusion in the Governing Body’s slate of recommended director nominees for election at the annual meeting of stockholders, the Governing Body considers the criteria set forth in our Corporate Governance Guidelines.

Specifically, the Governing Body considers candidates of high integrity and good judgment who have a record of accomplishment in their chosen fields, and who display the independence of mind and strength of character to effectively represent the best interests of all stockholders and provide practical insights and diverse perspectives and may take into account many factors, including, but not limited to: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; diversity of background and perspective, including, but not limited to, with respect to age, gender, race, place of residence and specialized experience, gender identification or identification as an underrepresented minority or as LGBTQ+, practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. In determining whether to recommend a director for re-election, the Governing Body may also consider the director’s tenure, performance, past attendance at meetings and participation in and contributions to the activities of the Board and its committees.

We consider diversity, such as gender, race and ethnicity, in identifying director nominees and view such diversity characteristics meaningful factors to consider, but do not have a formal diversity policy. The Governing Body evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. In determining whether to recommend a director for re-election, the nominating and corporate governance committee may also consider potential conflicts of interest with the candidates other personal and profession pursuits.

In identifying prospective director candidates, the Governing Body may seek referrals from other members of the Board, management, stockholders and other sources, including third party recommendations. The Governing Body also may, but need not, retain a third-party search firm in order to assist it in identifying candidates to serve as directors of the Company. The Governing Body uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the Governing Body seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual slate of nominees, the Governing Body also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

Stephen Evans was recommended to serve on our Board by the Silver Lake Equityholders pursuant to the Stockholders Agreement, and Fawn Weaver was recommend to serve on our Board by our Chief Executive Officer and members of the Board. Each of the director nominees to be elected at the Annual Meeting was evaluated in accordance with our standard review process for director candidates in connection with their initial appointment and their nomination for election or re-election, as applicable, at the Annual Meeting.

When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Governing Body to satisfy its oversight responsibilities effectively in light of our business and structure, the Governing Body focused primarily on the information discussed in each of the Board member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Governing Body’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.

The Governing Body will consider director candidates recommended by stockholders, and such candidates will be considered and evaluated under the same criteria described above. Any recommendation submitted to the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected and must otherwise comply with the requirements under our bylaws for stockholders to recommend director nominees. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Secretary, Endeavor Group Holdings, Inc., 9601 Wilshire Boulevard, 3rd Floor, Beverly Hills, CA 90210. All recommendations for director nominations received by the Secretary that satisfy requirements set forth in our Bylaws relating to such director nominations will be presented to the Governing Body for its consideration. Stockholders also must satisfy the notification, timeliness, consent and information requirements set forth in our bylaws. These timing requirements are also described under the caption “Stockholder Proposals and Director Nominations.”

Governing Body Role in Risk Oversight

The Board of Directors, including the Governing Body, has overall responsibility for risk oversight, including, as part of regular meetings, general oversight of executives’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the directors in reviewing our business strategy is an integral aspect of the directors’ assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for the Company. The Board and the Governing Body have overall responsibility for risk oversight and are supported in this function primarily by its committees.

The Audit Committee assists with risk oversight by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, our compliance with legal and regulatory requirements, our cybersecurity risk and other risks affecting the Company. Through its regular meetings with management, including the finance, legal, internal audit, tax, compliance, and information technology functions, the Audit Committee reviews and discusses significant areas of our business and summarizes for the Board and the Governing Body areas of risk and the appropriate mitigating factors. In addition, our Governing Body receives periodic detailed operating performance reviews from management. The Board also holds regular meetings to review, discuss and assess matters of material risk to the Company and to further support the Governing Body in its oversight of management’s risk policies and practices and risk mitigation efforts.

Committee Charters and Corporate Governance Guidelines

Our Corporate Governance Guidelines, charters of the Audit Committee and 16b-3 Committee and other corporate governance information are available under the Governance section of the Investor page of our website, investor.endeavorco.com, or by writing to our Secretary at our offices at 9601 Wilshire Boulevard, 3rd Floor, Beverly Hills, CA 90210.

Code of Conduct

We have a Code of Conduct that applies to all of our executive officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. A copy of our Code of Ethics is available under the Governance section of the Investor page of our website, investor.endeavorco.com. We intend to make any legally required disclosures regarding amendments to, or waivers of, provisions of our Code of Conduct on our website rather than by filing a Current Report on Form 8-K.

Anti-Hedging Policy

Our Governing Body has adopted an Insider Trading Compliance Policy, which applies to all of our directors, officers and employees. The policy prohibits our directors, officers and employees from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. All such transactions involving our equity securities, whether such securities were granted as compensation or are otherwise held, directly or indirectly, are prohibited.

Communications with the Governing Body

Any stockholder or any other interested party who desires to communicate with our Governing Body, our non-management directors or any specified individual director, may do so by directing such correspondence to the attention of the Secretary, Endeavor Operating Holdings, Inc., 9601 Wilshire Boulevard, 3rd Floor, Beverly Hills, CA 90210. The Secretary will forward the communication to the appropriate director or directors as appropriate.

COMPENSATION COMMITTEE REPORT OF OUR DIRECTORS

As described herein, compensation decisions are made by the Executive Committee and/or a committee and/or subcommittee thereof, composed of one or more of the directors identified below. The undersigned have reviewed and discussed with management the foregoing Compensation Discussion and Analysis and, based on such review and discussion, have determined that the Compensation Discussion and Analysis should be included in this Annual Report and Proxy Statement.

Ariel Emanuel

Patrick Whitesell

Egon Durban

Stephen Evans

EXECUTIVE COMPENSATION

Executive Summary

We believe that our unique business model gives us a competitive advantage in the industries in which we operate. In order to maintain such advantage across all of our segments, we believe it is imperative to retain key management whose skill sets are uniquely tailored to our business model. As such, the retention and incentivization of our named executive officers, including in light of our IPO, was a key consideration of our compensation decisions in 2021. We believe our compensation in 2021 was representative of, and an appropriate award for, our financial and operational successes in 2021 as described below.

2021 Financial and Operating Highlights

In 2021, we achieved several significant financial and operational results in the face of the ongoing COVID-19 pandemic and many challenges related to it. Of particular note were the following achievements:

•

Initial Public Offering. The IPO marked a momentous achievement in the life cycle of the Company. We believe that moving forward as a public company will support our continued growth and further increase our profile within our business and general community.

•

Noteworthy Strategic Activity. While the COVID-19 pandemic created certain limitations on the Company’s business activities in 2021, the Company continued to engage in significant strategic activity. Substantially simultaneous with the closing of our IPO, we consummated the UFC Buyout whereby we acquired equity interests in UFC Parent (including warrants of UFC Parent) from the Other UFC Holders (or their affiliates) resulting in Endeavor Operating Company directly or indirectly owning 100% of the equity interests of UFC Parent. We believe the UFC Buyout augments our Owned Sports Properties segment by enhancing the unique portfolio of scarce sports properties held by us. Additionally, the Company refined its segments through a number of strategic acquisitions and divestitures, which are discussed in greater detail in “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Overview.”

•

Adapting to the COVID-19 Business Landscape. We experienced disruption across our business units and geographies given the hiatus of live sports and entertainment events coupled with film and television series production stoppages and the interruption of the school year and sports camp schedule due to the COVID-19 pandemic. Nonetheless, as sports and other events resumed, we sought to be leaders in such space (e.g., in respect of UFC and PBR), while maintaining a measured approach given the risks of the pandemic. Even while events began to resume, we turned our focus to other investments in our business, such as in-home entertainment business models. We believe our adaptability in light of the COVID-19 pandemic is reflected in our significant achievements in revenue and adjusted EBITDA as described in more detail below.

•

Significant Increases in Revenue and Adjusted EBITDA. We have experienced significant revenue and Adjusted EBITDA increases across all of our segments as the Company rebounds from the impact of COVID-19, as set forth below:

•

Owned Sports Properties. Revenue for the year ended December 31, 2021 increased $155.6 million, or 16.3%, to $1,108.2 million, compared to the year ended December 31, 2020, due primarily to an increase in media rights fees and event related revenue, including in relation to events held at UFC and PBR, increased sponsorships and the successful completion of the Euroleague season in 2021. Adjusted EBITDA for the year ended December 31, 2021 increased $80.0 million, or 17.5%, to $537.6 million, compared to the year ended December 31, 2020.

•

Events, Experiences & Rights. Revenue for the year ended December 31, 2021 increased $437.8 million, or 27.5%, to $2,031.3 million, compared to the year ended December 31, 2020, due to, among other things, an increase in media rights fees, increase in media production revenue, and event and performance revenue. Adjusted EBITDA for the year ended December 31, 2021 increased $156.4 million to $215.6 million, compared to the year ended December 31, 2020.

•

Representation. Revenue for the year ended December 31, 2021 increased $1,015.9 million, or 107.6%, to $1,959.8 million, compared to the year ended December 31, 2020, due to content deliveries and an increase in client commissions, licensing and marketing and experiential activations. Adjusted EBITDA for the year ended December 31, 2021 increased $171.4 million, or 80.9%, to $383.4 million, compared to the year ended December 31, 2020.

2021 Executive Compensation Highlights

Key Compensation Actions

•

Performance-based awards. We established new stock price-based equity awards for certain of our named executive officers, which we believe will further align management and stockholder interests. Such awards will only result in payouts in the event of substantial increases in our stock price as described more fully below.

•	IPO awards. We provided equity awards to our named executive officers to support, among other things, their retention following our IPO.

•

Reducing excessive risk taking. We have implemented a clawback policy to support responsible management of our business and limit undue risk taking in light of our compensation program.-At-Risk / Recognized Compensation

CEO and Executive Chairman

In connection with and following our IPO, we intended to provide for meaningful alignment between the compensation for our named executive officers and value for our stockholders. To support such alignment, a substantial portion of the pay delivered to named executive officers is at-risk and is in the form of annual cash incentive bonuses, stock options and restricted stock units. In particular, our CEO and Executive Chairman received certain one-time performance-vesting restricted stock unit awards (referred to herein as performance stock unit awards) in connection with our IPO, which require both continued growth in our equity value, and their continued employment, over a long-term period. While such awards could result in substantial compensation to our executives, we believe they further align our CEO and Executive Chairman with our shareholders’ interests.

Both of Messrs. Emanuel’s and Whitesell’s awards require a sustained increase in our stock price in order for them to earn shares. More specifically, under Mr. Emanuel’s award, for every increase of our stock price by $4.50 starting from our initial offering price of $24.00, he earns a number of shares of Class A common stock equal to $26,500,000 divided by the achieved stock price milestone (e.g., 929,824 shares for the achievement of $28.50). The first stock price milestone of $28.50 required an 18.75% increase over our initial offering price, and was achieved during 2021. Under Mr. Whitesell’s award, for every increase of our stock price by $25.00 starting from our initial offering price of $24.00, he earns a number of shares of Class A common stock equal to $100,000,000 divided by the achieved stock price milestone (e.g., 2,040,816 shares for the achievement of $49.00). The first stock price milestone under this award is $49.00, which requires a 104.17% increase over our initial offering price. The requisite stock price increase under these awards is calculated based on the average volume weighted average stock price over a 30 consecutive trading day period. In addition, two-thirds of each tranche of shares earned under these awards are subject to further service-based vesting requirements (i.e., they vest in two equal installments on each of the first two anniversaries of the date of grant, subject to continued employment through the vesting date).

We believe such performance metrics, together with the continued service requirement thereafter, are appropriate to drive management while remaining at challenging levels to assure proper alignment between pay and performance. The following chart shows the significant increases in sustained share price required to earn incremental tranches of shares under these performance stock unit awards in the future.

Chief Executive Officer—Performance Stock Units	Executive Chairman—Performance Stock Units

As shown above, our Chief Executive Officer and Executive Chairman will only realize value with respect to their performance stock units if our stock price increases in value, and thus a large part of their compensation is “at risk.”

Notwithstanding the significant performance components of our performance stock units, the value of our performance stock unit awards shown in the Summary Compensation Table (and Grants of Plan-Based Awards for Fiscal Year 2021) below is presented in accordance with the SEC requirements. This mandated format is based on accounting rules that reflect the grant date fair value of performance stock unit awards at the time of grant, which can differ significantly from the value that is ultimately earned from these awards. These one-time grants represent a significant portion of the compensation in the Summary Compensation Table and, as such, we believe that the amounts included in such table are not representative of the actual compensation that is or may be recognized by our CEO and Executive Chairman, especially if our stock price does not increase. Therefore, the Executive Committee believes that utilizing “recognized compensation” (calculated as described below) as one metric in its evaluation of the CEO and Executive Chairman pay is appropriate to accurately measure the compensation levels and pay-for-performance alignment of the CEO and Executive Chairman. Below is a comparison of compensation as shown in the Summary Compensation Table versus recognized compensation.

Calculation Methodology

Summary Compensation Table	Recognized Compensation

• Base Salary: Actual amount paid during the year	• Base Salary: Actual amount paid during the year

• Annual Bonus: Actual amount earned in respect of the year	• Annual Bonus: Actual amount earned in respect of the year

• Equity Awards: Accounting grant date fair value on the date of grant or incremental fair value on the date of modification	• Equity Awards: Value of awards earned and vested during the year as disclosed in the “Stock Vested During Fiscal Year 2021” table below

• All Other Compensation: Incremental cost	• All Other Compensation: Incremental cost

As shown above, the recognized compensation for the CEO and Executive Chairman for 2021 had a value equal to $67,465,518 and $11,015,405, respectively, and represented only 21.89% and 8.95% of the compensation disclosed on the Summary Compensation Table for the CEO and Executive Chairman, respectively.

Other Named Executive Officers

Similar to our CEO and Executive Chairman, we intended to provide for meaningful alignment between the compensation for our other named executive officers and value for our stockholders and have attempted to do so through significant at-risk compensation in the form of annual cash incentive bonuses, stock options and restricted stock units. However, in connection with our IPO, we recognized certain one-time GAAP accounting charges that were included in the Summary Compensation Table in accordance with the SEC requirements. These charges related to one-time modifications to certain pre-IPO equity awards and represent a significant portion of the compensation in the Summary Compensation Table. As such, we believe that the amounts included in such table are not representative in the actual compensation that is or may be recognized by our Chief Financial Officer, President and Chief Communications Officer. Therefore, we believe that utilizing “recognized compensation” (calculated as described above and excluding such accounting charges) as one metric in our evaluation of the Chief Financial Officer, President and Chief Communications Officer pay is appropriate to accurately measure the compensation levels and pay-for-performance alignment of the Chief Financial Officer, President and Chief Communications Officer. Below is a comparison of compensation as shown in the Summary Compensation Table versus recognized compensation for our other named executive officers.

As shown above, the recognized compensation for the Chief Financial Officer, President and Chief Communications Officer for 2021 had a value equal to $7,120,445, $17,420,980 and $3,213,822, respectively, and represented only 39.48%, 41.48% and 26.83% of the compensation disclosed on the Summary Compensation Table for the Chief Financial Officer, President and Chief Communications Officer, respectively.

Compensation Discussion and Analysis

This compensation discussion and analysis describes our executive compensation program for our named executive officers in respect of our fiscal year ended December 31, 2021, which we refer to herein as “fiscal year 2021,” and includes a discussion of our compensation objectives and philosophy and provides context for the compensation actions reflected in the tabular disclosure that follows.

Our named executive officers for fiscal year 2021 were as follows:

Name	Age	Title
Ariel Emanuel	61	Chief Executive Officer
Patrick Whitesell	57	Executive Chairman
Jason Lublin	50	Chief Financial Officer
Mark Shapiro	52	President
Christian Muirhead	43	Chief Communications Officer

Compensation Objectives and Philosophy

Fiscal year 2021 was a milestone year for us, including our IPO on the New York Stock Exchange in April. Our fiscal year 2021 financial results showed significant improvement following the initial impact of the COVID-19 pandemic and we look forward to carrying our momentum into 2022 and beyond.

The objective of our corporate compensation and benefits program is to establish and maintain a competitive total compensation program that will attract, motivate and retain the qualified and skilled workforce necessary for our continued success. In fiscal year 2021, our executive officers focused on the emergence of our various segments from interruptions due to the COVID-19 pandemic along with various strategic transactions discussed in greater detail in “Management’s Discussion and Analysis of Financial Condition and Results of Operation—Overview.”

Our compensation structure includes pay-for-performance elements designed to align the interests of our named executive officers and our equityholders, motivate our named executive officers to achieve or exceed our targeted financial and other performance objectives and reward them for their achievements when those objectives are met. To help achieve these objectives, a meaningful portion of our named executive officers’ compensation is at-risk and provided in the form of both short-and long-term variable or performance-based compensation and equity awards, the value of which are tied to the equity appreciation of our business.

The overall level of total compensation for our named executive officers as described herein is intended to be reasonable in relation to, and competitive with, the compensation paid to executives in the industries in which we compete for talent, subject to variation for factors such as the individual’s experience, performance, duties and scope of responsibilities, prior contributions and future potential contributions to our business. Our compensation plans are designed to align with our business strategies, taking into account external market conditions and internal equity issues. With these principles in mind, we structure our compensation program to offer competitive total pay packages that we believe enable us to attract, retain and motivate executives with the skill and knowledge that we require, and to ensure the stability of our management team, which is vital to the success of our business.

Setting Executive Compensation

The fiscal year 2021 annual compensation program for our named executive officers was initially established prior to our IPO. The compensation for Messrs. Emanuel and Whitesell was determined by our Board of Directors and compensation for our other named executive officers was determined by Messrs. Emanuel and Whitesell, subject to approval by our Board of Directors in certain circumstances (including with respect to new employment arrangements and equity compensation).

Following our IPO, the fiscal year 2021 annual compensation program for Messrs. Emanuel and Whitesell was maintained by the Executive Committee (excluding Messrs. Emanuel and Whitesell, as applicable) and for the other named executive officers was maintained by Mr. Emanuel, as a subcommittee of the Key Executive Sub-Committee (a subcommittee of the Executive Committee, consisting of Messrs. Emanuel and Whitesell). However, notwithstanding the foregoing, any equity compensation granted to our named executive officers following our IPO requires approval by both the Executive Committee and a committee of non-employee directors. We intend to continue having such governing bodies administer our executive compensation programs, until such time as we are required to have a compensation committee.

In setting an individual named executive officer’s compensation package and determining the relative allocation among different elements of compensation, the applicable governing body consider several factors, including, but not limited to:

•	the scope of each named executive officer’s role and responsibilities;

•	each named executive officer’s knowledge, skills, experience, qualifications and tenure;

•	our performance against financial, operational and strategic objectives;

•

the prior performance of each named executive officer, based on an assessment of his contributions to our overall performance, ability to lead his respective business unit(s) or function and work as part of a team;

•	the size and mix of each element that forms the total compensation that may be awarded, including salary, annual cash bonus and equity-based incentives;

•	the alignment of the pay package for a specific named executive officer as compared to the compensation levels of comparable executives within our organization; and

•	prevailing conditions in the market for executive talent.

We did not benchmark and did not engage any external compensation consultants when setting pay for the named executive officers during fiscal year 2021.

The compensation of our named executive officers is expected to be reviewed at least annually by our Executive Committee, or a subcommittee of the Executive Committee, as applicable. In addition, throughout the year, our Executive Committee, or a subcommittee of the Executive Committee, as applicable, may review changes in our business, market conditions and the scope of the executive officers’ roles, as well as the roles of all members of the broader management team.

Compensation Practice Checklist

We have incorporated the following principles of good governance when making decisions on compensation for the named executive officers in fiscal year 2021.

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Pay-for-performance: A portion of the total compensation for our named executive officers is designed to encourage the executives to remain focused on both our short-term and long-term operational success and to reward outstanding individual performance.

•

Align Incentives with Stockholders: Our executive compensation program is designed to focus our named executive officers on our key strategic, financial and operational goals that are expected to translate into long-term value-creation for our stockholders. Further, our performance-based equity awards, together with service vesting requirements related to them, are intended to drive the long-term growth in our stock price while limiting inappropriate risk taking by our named executive officers.

•

Support Key Talent Retention: A significant portion of the named executive officers’ equity incentives held prior to our IPO was vested as of the consummation of our IPO. As a result, new equity incentives were established for our named executive officers to, among other things, support retention of our key talent.

•	Perquisites: We provide reasonable perquisites that we believe are consistent with our overall compensation philosophy.

•	No Section 280G of the Code or 409A tax gross-ups: We do not provide tax gross-ups in connection with our change in control or deferred compensation plans or programs.

•	No supplemental retirement plans: We do not maintain any supplemental retirement plans.

•	Clawback Policy: We have put a clawback policy in place to maintain a culture of focused, diligent and responsible management that discourages conduct detrimental to our growth.

•

Insider Trading Policy: We have adopted an insider trading compliance policy, which, among other things, prohibits our named executive officers from engaging in hedging transactions designed to profit from trading (versus investing) activity or that is designed to profit from or hedge against decreases in value of our securities (provided that nothing prohibits the CEO or Executive Chairman from pledging our securities to the extent permitted by law).

Key Elements of Executive Compensation Program

The primary elements of our executive compensation program are base salary, annual cash bonuses, equity-based compensation in the form of restricted stock units and stock options following our IPO, and certain employee benefits and perquisites. Brief descriptions of each principal element of our executive compensation program are summarized in the following table and described in more detail below.

Overview

Compensation Element	Brief Description	Objectives
Base Salary	Fixed cash compensation based on executive officer’s role, responsibilities and individual performance	Attract and retain key executive talent
Annual Cash Bonus	Variable, performance-based cash compensation earned based on financial and individual performance, subject to certain guaranteed minimum annual cash bonuses for certain named executive officers	Attract and retain key executive talent Encourage and reward achievement of annual performance objectives
Equity-Based Compensation	Equity-based compensation that is subject to vesting based on (i) continued employment and (ii) for certain named executive officers, achievement of pre-established financial, operational and/or share price-based goals	Attract and retain key executive talent Aligning the interests of our executives with those of our equityholders Focus on sustained long-term success of the company
Employee Benefits and Perquisites	Participation in all broad-based employee health and welfare programs and retirement plans and receipt of certain perquisites.	Aid in retention of key executives in a highly competitive market for talent by providing a competitive overall benefits package

Base Salary

The base salary component of our compensation program is intended to provide a stable level of compensation to each named executive officer commensurate with the named executive officer’s role, experience and duties. The applicable governing body of the Company (as described in “Compensation Discussion and Analysis—Setting Executive Compensation” above) establishes the base salary levels for our named executive officers based upon consideration of several factors, including: (1) the named executive officer’s performance in the preceding fiscal year; (2) the anticipated contribution by the named executive officer in the upcoming fiscal year, taking into account the role, responsibility and scope of each position; (3) any extraordinary changes that have occurred (such as a significant change in responsibilities or a promotion); (4) the named executive officer’s length of service and performance over an extended period of time; (5) general economic conditions; and (6) the value and potential value to the named executive officer of the other elements of our compensation program. No single factor is disproportionately weighted and all of the above considerations are addressed collectively in the determination of the named executive officer’s base salary level.

The fiscal year 2021 base salaries of our named executive officers are set forth in the table below, which for Messrs. Lublin and Muirhead were increased in connection with the IPO. The amounts in the Summary Compensation Table reflect the actual amount paid during fiscal year 2021.

Name	Pre-IPO Fiscal Year 2021 Base Salary	Post-IPO Fiscal Year 2021 Base Salary
Ariel Emanuel	$4,000,000	$4,000,000
Patrick Whitesell	$4,000,000	$4,000,000
Jason Lublin	$1,500,000	$2,250,000
Mark Shapiro	$3,000,000	$3,000,000
Christian Muirhead	$800,000	$1,000,000

Annual and Supplemental Cash Bonuses

In fiscal 2021, we provided our named executive officers with the opportunity to earn cash bonuses to encourage the achievement of our company performance objectives and to reward our named executive officers based on individual performance and contribution to our success. Annual cash bonuses for fiscal 2021 were not awarded or based upon pre-established performance measures that were communicated to the named executive officers in advance. In determining the bonus payout for our Chief Executive Officer, the Executive Committee (other than Mr. Emanuel) took into consideration the extent to which the key performance metrics (inclusive of Adjusted EBITDA in our budget) had been achieved for the year as well as his leadership and contributions with respect to our IPO. In determining the bonus payout for our Executive Chairman (other than his guaranteed bonus), the Executive Committee (other than Mr. Whitesell) took into consideration the extent to which the key performance metrics (inclusive of Adjusted EBITDA in our budget) had been achieved for the year as well as his leadership and contributions with respect to our IPO. Our Chief Executive Officer took into consideration similar factors in determining the bonus payouts for each of Messrs. Lublin, Shapiro and Muirhead.

In December 2021, the following annual cash bonus payments were made to our named executive officers for fiscal year 2021:

Name	Annual Minimum Bonus		Annual Target Bonus	Actual Annual Bonus Payout
Ariel Emanuel	n/a		$6,000,000	$10,000,000
Patrick Whitesell	$2,000,000	(1)	n/a	$5,000,000
Jason Lublin	$750,000	(2)	$2,250,000	$3,500,000
Mark Shapiro	n/a		$3,000,000	$6,000,000	(3)
Christian Muirhead	n/a		$1,000,000	$1,500,000

(1)	This amount represented a guaranteed bonus for Mr. Whitesell.

(2)	This amount represented a guaranteed bonus for Mr. Lublin.

(3)

This amount does not include a portion of the stay bonus in the amount of $1,768,797, which was subject to clawback through December 31, 2021 as described below in “—Employment Agreements—Employment Agreement with Mr. Shapiro.”

In addition to the discretionary annual bonuses described above, Mr. Shapiro also earned a portion of his prior stay bonus in the amount of $1,768,797, which was subject to clawback prior to 2021 as described below in “—Employment Agreements—Employment Agreement with Mr. Shapiro.”

Equity-Based Awards

Prior to our IPO in 2021, equity-based awards for our named executive officers generally were granted in different forms of profit interests which entitled the holder, upon sale or other specified capital transaction, to a portion of the profits and appreciation in the equity value of the corresponding entity. In addition to the profit interests, Mr. Emanuel was eligible to receive additional equity in settlement of awards related to the value of Zuffa Parent, LLC (“Zuffa”), which owns and operates the UFC, as described below.

In connection with our IPO, we adopted the Endeavor Group Holdings, Inc. 2021 Incentive Award Plan, or the 2021 Incentive Award Plan, pursuant to which we granted, including approximately 9,040,970 restricted stock units and 3,213,551 options under the 2021 Incentive Award Plan (the “IPO Awards”) to certain employees and other service providers, including the named executive officers. In addition to certain time-vesting IPO Awards for Mr. Emanuel, Messrs. Emanuel and Whitesell each received a one-time performance stock unit award intended to align their compensation with our stockholders and further support retention of them in their leadership roles. Such performance stock unit awards will only be achieved as our share value increases and maintains such increases for a specified period of time. As such, we believe such awards appropriately align each of them with the long-term objectives of our stockholders. Absent unexpected circumstances, such performance stock units are intended to be a significant part of Mr. Emanuel and Whitesell’s equity-based incentives in the near term. The IPO Awards issued to Messrs. Lublin, Shapiro and Muirhead were intended to further align their compensation with our stockholders’ interests, further support retention of their services and adjust the potential value of their equity compensation package in light of the reorganization transactions and their effect on the named executive officers’ equity awards prior to the IPO.

Equity Awards for Mr. Emanuel

Mr. Emanuel previously received awards entitling him to Zuffa profits units or other equity interests based on increases in the equity value of Zuffa (the “Zuffa Future Award”). Upon achievement of each agreed upon increase in the equity value of Zuffa set forth in the Zuffa Future Award, Mr. Emanuel was eligible to receive an award of “catch-up” Zuffa profits interests units with a value of $12.5 million (assuming the catch-up is fully achieved). The Zuffa Future Award was cancelled in connection with our IPO. However, in connection with the closing of our IPO, Mr. Emanuel received a restricted stock unit award covering 520,834 shares of our

Class A common stock in connection with achievement of one agreed upon increase in equity value of Zuffa under his Zuffa Future Award (as described above). One-third of such restricted stock units were vested upon grant and the remaining time-vesting restricted stock units will vest in two equal installments on each of the first and second anniversaries of the date of grant, subject to Mr. Emanuel’s continued employment through the vesting date. Upon the earliest to occur of (a) a change of control and (b) the date Mr. Emanuel is no longer employed by Endeavor Group Holdings for any reason (other than a termination of employment by Endeavor Group Holdings for cause, by Mr. Emanuel without good reason or due to his death or disability), all of the unvested time-vesting restricted stock units will immediately vest. If Mr. Emanuel’s employment with Endeavor Group Holdings is terminated due to his death or disability, one-third of the time-vesting restricted stock units will immediately vest.

Mr. Emanuel also received an additional award of time-vesting restricted stock units covering 2,333,334 shares of our Class A common stock and a performance stock unit award eligible to be settled in shares of our Class A common stock as described below. One-third of such time-vesting restricted stock units were vested upon grant and the remaining time-vesting restricted stock units will vest in two equal installments on each of the first and second anniversaries of the date of grant, subject to Mr. Emanuel’s continued employment through the vesting date. Upon the earliest to occur of (a) a change of control and (b) the date Mr. Emanuel is no longer employed by Endeavor Group Holdings for any reason (other than a termination of employment by Endeavor Group Holdings for cause, by Mr. Emanuel without good reason or due to his death or disability), all of the unvested time-vesting restricted stock units will immediately vest. If Mr. Emanuel’s employment with Endeavor Group Holdings is terminated due to his death or disability, one-third of these time-vesting restricted stock units will immediately vest. With respect to the performance-vesting restricted stock units, upon the achievement by Endeavor Group Holdings of a price per share of our Class A common stock (calculated based on volume weighted average price thereof) that equals or exceeds $28.50, Mr. Emanuel will receive a number of shares of Class A common stock equal to $26,500,000, divided by $28.50 (i.e., 929,825 shares). The first stock price milestone of the award was achieved on June 10, 2021. Thereafter, each time the price per share of our Class A common stock (calculated based on volume weighted average price thereof) increases by an additional $4.50 (i.e., $33.00, $37.50 and so on), Mr. Emanuel will receive an additional number of shares of Class A common stock equal to $26,500,000, divided by the then-achieved price per share (e.g., for achievement of $33.00, 803,030 shares). Such performance-vesting restricted stock unit award shall remain outstanding and Mr. Emanuel will be eligible to receive such shares upon each such increase for up to ten years following the date of grant (i.e., May 3, 2031). One-third of any shares of our Class A common stock received upon achievement of any applicable share price increase will be vested upon grant and the remainder of such shares will vest in two equal installments on each of the first and second anniversaries of the date of grant, subject to Mr. Emanuel’s continued employment through the vesting date. Upon the earliest to occur of (a) a change of control and (b) the date Mr. Emanuel is no longer employed by Endeavor Group Holdings for any reason (other than a termination of employment by Endeavor Group Holdings for cause, by Mr. Emanuel without good reason or due to his death or disability), all of the unvested shares received upon settlement of the performance-vesting restricted stock units will immediately vest. If Mr. Emanuel’s employment with Endeavor Group Holdings is terminated due to his death or disability, one-third of the shares received upon settlement of the performance-vesting restricted stock units will immediately vest. To the extent Mr. Emanuel is no longer employed by Endeavor Group Holdings for any reason (other than by Endeavor Group Holdings for cause or by Mr. Emanuel without good reason), Mr. Emanuel will be entitled to receive shares underlying a prorated portion of his performance-vesting restricted stock units based on actual performance through termination and any shares so received shall be fully vested upon grant.

Equity Awards for Mr. Whitesell

Mr. Whitesell also received a performance stock unit award pursuant to which, upon the achievement by Endeavor Group Holdings of a price per share of our Class A common stock (calculated based on volume weighted average price thereof) that equals or exceeds $49.00, Mr. Whitesell will receive a number of shares of Class A common stock equal to $100,000,000, divided by $49.00 (i.e. 2,040,816 shares). Thereafter, each time the price per share of our Class A common stock (calculated based on volume weighted average price thereof)

increases by an additional $25.00 (i.e., $74.00, $99.00, $124.00 and so on), Mr. Whitesell will receive an additional number of shares of Class A common stock equal to $100,000,000, divided by the then-achieved price per share (e.g., for achievement of $74.00, 1,351,351 shares). Such performance-vesting restricted stock unit award shall remain outstanding and Mr. Whitesell will be eligible to receive such shares upon each such increase for up to ten years following the date of grant (i.e., May 3, 2031). One-third of any shares of our Class A common stock received upon achievement of any applicable share price increase will be vested upon grant and the remainder of such shares will vest in two equal installments on each of the first and second anniversaries of the date of grant, subject to Mr. Whitesell’s continued employment through the vesting date. Upon the earliest to occur of (a) a change of control and (b) the date Mr. Whitesell is no longer employed by Endeavor Group Holdings for any reason (other than a termination of employment by Endeavor Group Holdings for cause, by Mr. Whitesell without good reason or due to his death or disability), all of the shares received upon settlement of the performance-vesting restricted stock units will immediately vest. If Mr. Whitesell’s employment with Endeavor Group Holdings is terminated due to his death or disability, one-third of the shares received upon settlement of the performance-vesting restricted stock units will immediately vest. To the extent Mr. Whitesell is no longer employed by Endeavor Group Holdings for any reason (other than by Endeavor Group Holdings for cause or by Mr. Whitesell without good reason), Mr. Whitesell will be entitled to receive shares underlying a prorated portion of his performance-vesting restricted stock units based on actual performance through termination and any shares so received shall be fully vested upon grant.

Equity Awards for Other Named Executive Officers

As noted above, we granted equity awards to Messrs. Lublin, Shapiro and Muirhead in connection with the IPO to further align their compensation with our stockholders’ interests, further support retention of their services and adjust the potential value of their equity compensation package in light of the reorganization transactions and their effect on the named executive officers’ equity awards prior to the IPO.

Messrs. Lublin and Shapiro received restricted stock unit and option awards, with a value equal to $7,500,000 and $20,000,000, respectively. One-half of the value of such awards (calculated based on a Black-Scholes methodology) consisted of options (an option to purchase 429,687 and 1,145,833 shares of our Class A common stock, respectively) and one-half of the value of such awards (calculated based on our initial offering price of $24.00) consisted of restricted stock units (156,250 and 416,666 restricted stock units, respectively). One-third of their option and restricted stock unit awards were vested upon grant, and the remaining awards will vest in two equal installments on each of the first and second anniversaries for the date of grant, subject to each named executive officer’s continued employment through the vesting date.

Mr. Shapiro received an award of performance-vesting restricted stock units, pursuant to which Mr. Shapiro received 72,491 shares of Class A common stock. Half of Mr. Shapiro’s award was eligible to vest upon the achievement by Endeavor Group Holdings of a price per share of our Class A common stock that equals or exceeds $26.40 and the remaining half of the award was eligible to vest upon the achievement by Endeavor Group Holdings of a price per share of our Class A common stock that equals or exceeds $29.04, subject to Mr. Shapiro’s continued employment through the applicable vesting date. The two tranches of this award vested on May 12, 2021.

Mr. Muirhead received a time-vesting equity award, with a value equal to $2,000,000, one-third of which consisted of options (options to purchase 76,388 shares of Class A common stock) and two-thirds of which consisted of restricted stock units (55,556 restricted stock units). One-third of such awards vested on December 31, 2021 and the remaining two-thirds will vest in two equal annual installments, on each of December 31, 2022 and December 31, 2023, subject to Mr. Muirhead’s continued employment through the vesting date.

Modifications to Pre-IPO Equity Awards

In connection with our IPO, Messrs. Lublin and Muirhead entered into equity award agreements revising the repurchase rights with respect to their pre-IPO equity awards. Pursuant to their equity award agreements, their pre-IPO equity awards were revised such that their Endeavor Profits Units may no longer be repurchased for lower than fair market value upon resignation without “good reason.” Further, certain of the Endeavor Profits Units held indirectly by Messrs. Lublin, Shapiro and Muirhead were modified such that they would remain outstanding (and subject to conversion into Endeavor Operating Company Units) following the IPO.

Additionally, in connection with the UFC Buyout on May 3, 2021, the “distribution threshold” associated with certain pre-IPO equity awards held by our employees, including each of the named executive officers, was modified.

Such modifications to certain of the pre-IPO equity awards held by our named executive officers prior to the IPO resulted in accounting charges, each of which is reflected in the “Summary Compensation Table” and “Grants of Plan-Based Awards for Fiscal 2021” table below.

Severance Protection

We have entered into employment agreements with each of our named executive officers that provide for certain severance payments and benefits in the event that an executive’s employment is terminated under specified conditions. In addition, the vesting of a portion of the equity awards accelerates in connection with qualifying terminations of employment. We believe that these severance benefits are appropriate to remain competitive in our executive retention efforts, recognizing that such benefits are commonly offered by employers competing for similar executive talent. See “—Potential Payments upon Termination of Employment or Change in Control” for additional information.

Employee Benefits and Perquisites

We provide a number of benefit plans to all eligible employees, including our named executive officers. These benefits include programs such as medical, dental, life insurance, business travel accident insurance, short- and long-term disability coverage and a 401(k) defined contribution plan.

While perquisites help to provide our named executive officers a benefit with a high perceived value at a relatively low cost, we do not generally view perquisites as a material component of our executive compensation program. Among the perquisites we provide, certain of our named executive officers receive financial and tax advice services, supplemental life insurance, reserved parking, personal cell phone expenses, reimbursement for commuting expenses, guest travel on business related-trips on our aircraft and tickets to a variety of entertainment and sporting events. In the future, we may provide additional or different perquisites or other personal benefits in limited circumstances, such as where we believe doing so is appropriate to assist a named executive officer in the performance of his duties, to make our named executive officers more efficient and effective and for recruitment, motivation and/or retention purposes.

Risk Analysis

We have reviewed our employee compensation policies, plans and practices to determine if they create incentives or encourage behavior that is reasonably likely to have a material adverse effect on Endeavor Operating Company and its subsidiaries and we believe that there are no unmitigated risks created by our compensation policies, plans and practices that create incentives or encourage behavior that is reasonably likely to have a material adverse effect on us.

Summary Compensation Table

The following table shows the compensation earned by our principal executive officer and our principal financial officer for the fiscal years ended December 31, 2020 and December 31, 2021, and our other three most highly compensated executive officers who were serving as executive officers as of December 31, 2021.

The principal positions listed in the table refer to the positions of our named executive officers as of December 31, 2021. All amounts set forth in this table were paid by Endeavor Operating Company or its subsidiaries. Endeavor Group Holdings, Inc. did not pay or provide the named executive officers with any compensation prior to the offering.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)		Equity Awards ($)(5)	All Other Compensation ($)(6)	Total ($)
Ariel Emanuel	2021	4,000,000	10,000,000		293,746,113	431,120	308,177,233
Chief Executive Officer	2020	1,166,667	5,833,333		6,686,346	691,127	14,377,473
Patrick Whitesell	2021	4,000,000	5,000,000	(2)	113,958,091	143,193	123,101,284
Executive Chairman	2020	1,166,667	2,000,000		—	35,557	3,202,224
Jason Lublin	2021	2,000,000	3,500,000	(3)	12,520,433	15,768	18,036,201
Chief Financial Officer	2020	1,181,250	1,368,750		—	5,856	2,555,856
Mark Shapiro	2021	3,000,000	7,768,797	(4)	31,166,143	60,160	41,995,100
President	2020	1,937,500	3,336,143		12,805,500	20,360	18,099,503
Christian Muirhead	2021	933,333	1,500,000		9,543,413	3,750	11,980,496
Chief Communications Officer

(1)

The base salaries in fiscal year 2020 reflect downward adjustments due to the COVID-19 pandemic. Absent such reductions, the base salaries for Messrs. Emanuel, Whitesell, Lublin, Shapiro and Muirhead were $4,000,000, $4,000,000, $1,500,00, $3,000,000 and $700,000 in fiscal year 2020.

(2)	This amounts represents (a) a guaranteed bonus in the amount of $2,000,000 and (b) a discretionary bonus in the amount of $3,000,000.

(3)	This amounts represents (a) the guaranteed bonus in the amount of $750,000 and (b) a discretionary bonus in the amount of $2,750,000.

(4)

This amounts represents (a) a discretionary bonus in the amount of $6,000,000 and (b) a $1,768,797 portion of Mr. Shapiro’s stay bonus that was paid in 2019 but which remained subject to a partial clawback upon certain terminations of employment during 2021, as further described in “—Employment Agreements—Employment Agreement for Mr. Shapiro” below.

(5)

The amounts listed in this column represent the grant date fair value calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”), with respect to the grant of restricted stock units and the incremental fair value calculated in accordance with ASC 718 with respect to modifications to outstanding equity awards, in each case, in connection with our IPO. The amounts relating to Messrs. Emanuel and Whitesell include the grant date fair value of their performance stock unit awards calculated in accordance with ASC 718, which is based on assumptions of what may potentially be earned under these awards (rather than what is actually earned). As described above under the heading “At-Risk / Recognized Compensation” and in Footnote 6 to the “Grants of Plan-Based Awards for Fiscal Year 2021” table below, such grant date fair value can differ significantly from the value that is ultimately earned from these awards. Assumptions used in calculating these amounts are described in Note 16 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

(6)

For Mr. Emanuel, the value of business management and tax advisory services provided to him with an incremental cost equal to $225,000, the value of the aircraft use provided to him with an incremental cost as described below, and the value of reserved parking and personal cell phone expenses. For Mr. Whitesell, the amount reported in this column represents the value of the aircraft use provided to him with an incremental cost as described below, and the value of reserved parking and personal cell phone expenses. For Mr. Lublin, the amount reported in this column represents the value of tax advisory services provided to him, the value of reserved parking and the value of the aircraft use provided to him with an incremental cost as described below. For Mr. Shapiro, the amounts reported in this column represent the value of the aircraft use provided to him with an incremental cost as described below and the value of certain reimbursed commuting expenses. For Mr. Muirhead, the amounts reported in this column represent the value of certain reimbursed commuting expenses. From time to time, our named executive officers use tickets to a variety of entertainment and sporting events that are purchased by us, however, because such tickets are purchased on an annual subscription basis, there is no aggregate incremental cost to us for such use. From time to time, certain of our named executive officers take personal flights on the Company’s aircraft, however, because the Company is reimbursed by the named executive officer for such use, there is no aggregate incremental cost to us. However, to the extent that guests accompany our named executive officers on business-related flights on the Company’s aircraft, the incremental cost of such travel is included in this column. The aggregate incremental costs associated with such travel for Messrs. Emanuel, Whitesell, Lublin and Shapiro are $197,780, $132,873, $4,843 and $40,136, respectively. For purposes of calculating incremental costs, we included the incremental costs of any deadhead flights, or portions thereof, made in connection with such travel.

Grants of Plan-Based Awards for Fiscal Year 2021

The following table presents information with respect to each grant of plan-based awards to each named executive officer in fiscal year 2021.

		Estimate Future Payouts Under Non-Equity Incentive Plan Awards					Estimate Future Payments Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares of Stock		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise price of option awards ($/share	Grant Date Fair Value of Stock and Option Awards ($) (12)
Name	Grant Date	Threshold ($)		Target ($)		Maximum ($)	Threshold (#)	Target (#)		Maximum (#)
Ariel Emanuel	—	—		6,000,000	(2)	—	—	—		—	—		—		—	—
	5/3/2021	—		—		—	—	—		—	520,834	(7)	—		—	12,355,919
	5/3/2021	—		—		—	—	—		—	2,333,334	(7)	—		—	71,890,021
	5/3/2021	—		—		—	—	803,030	(6)	—	—		—		—	196,272,579	(6)
	5/3/2021	—		—		—	—	—		—	4,193,328	(8)	—		—	13,227,595	(10)
Patrick Whitesell	—	2,000,000	(1)	—		—	—	—		—	—		—		—	—
	5/3/2021	—		—		—	—	2,040,816	(6)	—	—		—		—	112,927,782	(6)
	5/3/2021	—		—		—	—	—		—	2,968,279	(8)	—		—	1,030,310
Jason Lublin	—	750,000		2,250,000	(3)	—	—	—		—	—		—		—	—
	4/28/2021	—		—		—	—	—		—	—		429,687	(11)	24.00	4,032,524
	4/28/2021	—		—		—	—	—		—	97,997	(9)	—		—	3,342,678
	5/3/2021	—		—		—	—	—		—	156,250	(7)	—		—	4,814,063
	5/3/2021	—		—		—	—	—		—	954,082	(8)	—		—	331,168
Mark Shapiro	—	—		3,000,000	(4)	6,000,000	—	—		—	—		—		—	—
	4/28/2021	—		—		—	—	—		—	—		1,145,833	(11)	24.00	10,753,407
	4/28/2021	—		—		—	—	—		—	183,745	(9)	—		—	5,165,072
	5/3/2021	—		—		—	—	—		—	416,666	(7)	—		—	12,837,479
	5/3/2021	—		—		—	—	72,491	(6)	—	—		—		—	2,226,199
	5/3/2021	—		—		—	—	—		—	530,057	(8)	—		—	183,986
Christian Muirhead	—	—		1,000,000	(5)	—	—	—		—	—		—		—	—
	4/28/2021	—		—		—	—	—		—	—		76,388	(11)	24.00	735,914
	4/28/2021	—		—		—	—	—		—	213,781	(10)	—		—	3,482,112
	4/28/2021	—		—		—	—	—		—	82,619	(9)	—		—	34,604
	4/28/2021	—		—		—	—	—		—	87,397	(9)	—		—	3,505,494
	5/3/2021	—		—		—	—	—		—	55,556	(7)	—		—	1,711,680
	5/3/2021	—		—		—	—	—		—	212,064	(8)	—		—	73,609

(1)	This amount represents the guaranteed annual bonus payable under Mr. Whitesell’s employment agreement.

(2)	This amount represents the target annual bonus payable under Mr. Emanuel’s employment agreement.

(3)	This amount represents the target annual bonus payable under Mr. Lublin’s employment agreement, $750,000 of which is guaranteed.

(4)	This amount represents the target annual bonus payable under Mr. Shapiro’s employment agreement.

(5)	This amount represents the target annual bonus payable under Mr. Muirhead’s employment agreement.

(6)

For Messrs. Emanuel and Whitesell, their performance stock unit awards have no threshold or maximum amounts (meaning the number of shares they can earn are not capped). As such, this amount represents the number of shares for the next tranche of shares that may be earned under the performance stock unit awards held by Messrs. Emanuel and Whitesell, as applicable (in the case of Mr. Emanuel’s award, he earned the first tranche of his award in 2021 based on the achievement of his first stock price milestone, which resulted in the issuance of 929,824 shares to him, and in the case of Mr. Whitesell, such shares were not earned in 2021 as his first stock price milestone was not met). However, the grant date fair value of their performance-vesting restricted stock unit awards was calculated in accordance with ASC 718, which is based on the value of all of the shares that may potentially be earned under these awards (rather than what is actually earned). As described above under the heading “At-Risk / Recognized Compensation”, such grant date fair value can differ significantly from the value that is ultimately earned from these awards. For Mr. Shapiro, this amount represents the number of shares that he was eligible to earn under his performance-vesting restricted stock unit award (which he ultimately earned in 2021). For more information relating to these units see “Key Elements of Executive Compensation Program—Equity-Based Awards” above and “Outstanding Equity Awards at 2021 Fiscal Year End” following this table.

(7)

This amount represents the number of time-vesting restricted stock units granted. For more information relating to these units see “Key Elements of Executive Compensation Program—Equity-Based Awards” above and “Outstanding Equity Awards at 2021 Fiscal Year End” following this table.

(8)

This amount represents the number of common units of Endeavor Operating Company that were subject to modification in connection with the UFC Buyout, as described below in “Certain Transactions with Related Persons — UFC Buyout.”

(9)	This amount represents the number of Endeavor Profits Units indirectly held by the named executive officer that were modified in connection with our IPO.

(10)	This amount represents the number of Endeavor Operating Company Units that were subject to modification in connection with the our IPO.

(11)

This amount represents the number of stock options granted. For more information relating to these units see “Key Elements of Executive Compensation Program—Equity-Based Awards” above and “Outstanding Equity Awards at Fiscal Year End” following this table.

(12)

This amount represents for the named executive officer the grant date fair value calculated in accordance with ASC 718 with respect to the restricted stock units, stock options, Endeavor Profits Units or Endeavor Operating Company Units, as applicable. Assumptions used in calculating these amounts are described in Note 16 to the our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Employment Agreements

Employment Agreement with Mr. Emanuel

Endeavor Operating Company and Endeavor Group Holdings are currently party to an employment agreement with Mr. Emanuel that became effective on May 6, 2014 and was subsequently amended on December 31, 2014, October 9, 2017 and March 13, 2019.

The current term of Mr. Emanuel’s employment agreement expires on December 31, 2028. Mr. Emanuel’s employment agreement provides that Mr. Emanuel shall serve as Chief Executive Officer, and will report to our Board of Directors. In addition, Mr. Emanuel is entitled, but not obligated, to serve on our Board of Directors (and any committee thereof, to the extent permitted by applicable law and listing standards). Mr. Emanuel’s employment agreement further provides that to the extent not inconsistent with the business practices and policies applicable to our employees, and if such activities do not interfere in any material respect with his duties and responsibilities, Mr. Emanuel is permitted to serve as a member of the board of directors of any charitable, educational, religious or entertainment industry trade, public interest or public service organization and any “for profit” entity approved by our Board of Directors and continue to serve in the Board, advisory and ownership positions previously agreed to by our Board of Directors.

For fiscal year 2021, Mr. Emanuel’s employment agreement provided for an annual base salary of $4,000,000. Mr. Emanuel is also entitled to receive an annual bonus with a target bonus amount equal to $6,000,000. The attainment of the annual bonus will be based on the achievement of a performance metric to be mutually agreed upon between Mr. Emanuel and our Board of Directors or, following our IPO, the Executive Committee. If (i) less than 90% of the performance metric is achieved, Mr. Emanuel’s annual bonus shall be determined and paid in the Company’s sole discretion, (ii) at least 90% of the performance metric is achieved, Mr. Emanuel’s annual bonus shall be at least 75% of the target bonus, (iii) at least 100% of the performance metric is achieved, Mr. Emanuel’s annual bonus shall be at least 100% of the target bonus, or (iv) at least 110%

of the performance metric is achieved, Mr. Emanuel’s annual bonus shall be at least 125% of the target bonus. In addition to the foregoing, if at least 90% of the performance metric is achieved, Mr. Emanuel may, in our sole discretion, receive an additional cash bonus for the applicable year. Mr. Emanuel’s annual bonus and any discretionary decisions related to such bonus shall be determined by the Executive Committee (excluding Mr. Emanuel).

Mr. Emanuel’s employment agreement further provides that Mr. Emanuel is eligible to participate in all employee benefit programs made available to all active employees, and that Endeavor Operating Company shall maintain for Mr. Emanuel, at its sole cost and expense, a life insurance policy having a face amount of $4,000,000.

Mr. Emanuel’s employment agreement includes confidentiality and assignment of intellectual property provisions, and Mr. Emanuel has also entered into a restrictive covenant agreement pursuant to which he is subject to certain restrictive covenants, including non-disparagement restrictions, that are effective during employment and continue until the second anniversary of the date on which Mr. Emanuel and (if applicable) each of his affiliates ceases to own our equity securities, directly or indirectly or, if earlier, the second anniversary of the date on which Mr. Emanuel’s employment terminates for any reason. Mr. Emanuel’s employment agreement provides for severance upon certain terminations of employment as described below under “—Potential Payments upon Termination of Employment or Change in Control.”

Employment Agreement with Mr. Whitesell

Endeavor Operating Company and Endeavor Group Holdings are currently party to an employment agreement with Mr. Whitesell that became effective on May 6, 2014 and was subsequently amended on December 31, 2014, October 9, 2017 and March 13, 2019.

The current term of Mr. Whitesell’s employment agreement expires on December 31, 2028. Mr. Whitesell’s employment agreement provides that Mr. Whitesell shall serve as Executive Chairman and will report to our Board of Directors. In addition, Mr. Whitesell is entitled, but not obligated, to serve on our Board of Directors (and any committee thereof, to the extent permitted by applicable law and listing standards). Mr. Whitesell’s employment agreement further provides that to the extent not inconsistent with the business practices and policies applicable to our employees, and if such activities do not interfere in any material respect with his duties and responsibilities, Mr. Whitesell is permitted to serve as a member of the board of directors of any charitable, educational, religious or entertainment industry trade, public interest or public service organization and any “for profit” entity approved by our Board of Directors and continue to serve in the board, advisory and ownership positions previously agreed to by our Board of Directors.

For fiscal year 2021, Mr. Whitesell’s employment agreement provided for an annual base salary of $4,000,000. Mr. Whitesell is also entitled to receive an annual “guaranteed” bonus in an aggregate amount equal to $2,000,000, which amount shall be payable to Mr. Whitesell only to the extent he remains in good standing with Endeavor Operating Company and is employed on December 31 of the year in which the guaranteed bonus is earned.

Mr. Whitesell’s employment agreement further provides that Mr. Whitesell is eligible to participate in all employee benefit programs made available to all active employees, and that Endeavor Operating Company shall maintain for Mr. Whitesell, at its sole cost and expense, a life insurance policy having a face amount of $4,000,000.

Mr. Whitesell’s employment agreement includes confidentiality and assignment of intellectual property provisions, and Mr. Whitesell has also entered into a restrictive covenant agreement pursuant to which he is subject to certain restrictive covenants, including non-disparagement restrictions, that are effective during employment and continue until the second anniversary of the date on which Mr. Whitesell and (if applicable) each of his affiliates ceases to own our equity securities, directly or indirectly or, if earlier, the second anniversary of the date on which Mr. Whitesell’s employment terminates for any reason.

Mr. Whitesell’s employment agreement provides for severance upon certain terminations of employment as described below under “—Potential Payments upon Termination of Employment or Change in Control.”

Employment Agreement with Mr. Lublin

On April 27, 2018, WME IMG, LLC (“WME IMG”), one of our subsidiaries, entered into an employment agreement with Jason Lublin, which was subsequently amended on December 7, 2020, pursuant to which Mr. Lublin continues to serve as our Chief Financial Officer and report to Messrs. Emanuel and Whitesell as Chief Executive Officer and Executive Chairman, respectively (or, if either Messrs. Emanuel or Whitesell terminate employment due to death or disability, to their respective successors). Subsequently, on April 19, 2021, Endeavor Group Holdings and Endeavor Operating Company entered into a new employment agreement with Mr. Lublin, which became effective upon the closing of our IPO, and superseded his existing employment agreement. For purposes of the following description of Mr. Lublin’s employment terms, we refer to his existing employment agreement and his new employment agreement that became effective upon the closing of our IPO, collectively, as Mr. Lublin’s employment agreement.

The term of Mr. Lublin’s employment agreement expires on second anniversary of our IPO. Mr. Lublin’s employment agreement provides that to the extent not inconsistent with the business practices and policies applicable to our employees, and if such activities do not interfere in any material respect with his duties and responsibilities, Mr. Lublin is permitted to serve as a member of the board of directors of any charitable, educational, religious, public interest or public service organization and any “for profit” entity approved by our Board of Directors. During the term of Mr. Lublin’s employment agreement, his principal place of employment is in the Los Angeles metropolitan area.

For fiscal year 2021, Mr. Lublin’s employment agreement provided for an annual base salary of $1,500,000, and an opportunity to earn an annual cash bonus of up to 100% of his annual base salary at the discretion of our Board of Directors or other applicable governing body based on continued service and the attainment of certain performance metrics, provided, that Mr. Lublin’s annual cash bonus for 2021 was guaranteed to be at least $750,000. Mr. Lublin’s employment agreement provided for an annual base salary of $1,500,000 until the closing of our IPO and thereafter $2,250,000 (until Mr. Lublin’s employment agreement expires) and an opportunity to earn an annual cash bonus of 100% of his annual base salary at the discretion of our Board of Directors or other applicable governing body based on continued service and the attainment of certain performance metrics provided that Mr. Lublin’s annual cash bonus for each year of the employment agreement term shall not be less than $750,000 (pro-rated as applicable for the final year of the term).

In addition, following the closing of our IPO, Mr. Lublin is eligible to receive an annual equity award in respect of each calendar year based on his continued service and the attainment of certain annual performance metrics. This equity award is expected to represent an aggregate value ranging from 75% to 150% of the sum of Mr. Lublin’s then-current annual base salary and then-current target annual cash bonus, with 50% of the award to be granted in the form of options (or similar awards), with vesting based on continued service over a three-year period following the date of grant, and 50% of the award to be granted in the form of restricted stock units (or similar awards), with vesting based on continued service and/or the attainment of performance goals or metrics.

Mr. Lublin’s employment agreement further provides that he is entitled to participate in all of our benefit plans and programs that are provided by us from time to time; provided, that to the extent that there are multiple benefit plans, Mr. Lublin will be entitled to participate in the same level of benefit plans as are available to the senior most active employees of WME IMG, other than the Chief Executive Officer and Executive Chairman of the Company. The employment agreement provides for severance upon certain terminations of employment as described below under “—Potential Payments upon Termination of Employment or Change in Control.”

Under Mr. Lublin’s employment agreement and/or his equity award agreement entered into on April 19, 2021 (which amended and restated the terms of his existing direct and indirect equity interests in Endeavor

Operating Company), Mr. Lublin is subject to confidentiality and assignment of intellectual property provisions, and certain restrictive covenants, including non-disparagement restrictions, that are effective during the period of his employment and continue until the earlier of (a) the second anniversary of the date on which Mr. Lublin and (if applicable) each of his affiliates ceases to own our equity securities, directly or indirectly or, (b) the second anniversary of the date on which Mr. Lublin’s employment terminates for any reason.

Employment Agreement with Mr. Shapiro

On October 12, 2018, WME IMG entered into an employment agreement with Mark Shapiro, pursuant to which Mr. Shapiro serves as President and reports to the Chief Executive Officer (or, from time to time, his designee). Subsequently, on April 19, 2021, Endeavor Group Holdings and Endeavor Operating Company entered into a new employment agreement with Mr. Shapiro, which became effective upon the closing of our IPO, and superseded his existing employment agreement. For purposes of the following description of Mr. Shapiro’s employment terms, we refer to his existing employment agreement and his new employment agreement that became effective upon the closing of our IPO, collectively, as Mr. Shapiro’s employment agreement.

The term of Mr. Shapiro’s employment agreement expires on third anniversary of our IPO. Mr. Shapiro’s employment agreement provides that to the extent not inconsistent with the business practices and policies applicable to our employees, and if such activities do not interfere in any material respect with his duties and responsibilities, Mr. Shapiro is permitted to serve as a member of the board of directors of any charitable, educational, religious, public interest or public service organization and any “for profit” entity approved by our Board of Directors and continue to serve in the board, advisory and ownership positions previously agreed to by our Board of Directors. During the term of Mr. Shapiro’s employment agreement, his principal place of employment is in New York, New York.

For fiscal year 2021, Mr. Shapiro’s employment agreement prior to the IPO provided for an annual base salary of $3,000,000, and an opportunity to earn an annual cash bonus with a target of $2,500,000 at the discretion of our Board of Directors or other applicable governing body based on continued service and the attainment of certain performance metrics. For fiscal year 2021 following the IPO and through the expiration of Mr. Shapiro’s employment agreement, Mr. Shapiro’s employment agreement provides for an annual base salary of $3,000,000 and an opportunity to earn an annual cash bonus with a target of 100% of his annual base salary at the discretion of our Board of Directors or other applicable governing body based on continued service and the attainment of certain performance metrics provided, that Mr. Shapiro’s annual bonus for any year of the employment agreement term shall not exceed 200% of his annual base salary.

Mr. Shapiro’s employment agreement also provided for a stay bonus of $6,000,000, which was paid in a lump-sum cash payment in January 2019, provided, that if Mr. Shapiro is terminated for cause or resigns without good reason (as defined below) prior to December 31, 2021, he is required to repay the after-tax amount of a portion of such bonus prorated based on the number of days left in the employment term. Mr. Shapiro’s employment agreement further provides that he is entitled to participate in all of our benefit plans and programs and perquisites that are provided by us from time to time to senior executives of the Company.

In addition, following the closing of our IPO, and beginning in fiscal year 2022, Mr. Shapiro will be eligible to receive annual equity awards in respect of each calendar year based on his continued service and the attainment of certain annual performance metrics. These equity awards are expected to represent an aggregate value ranging from the sum of 75% to 150% of Mr. Shapiro’s then-current annual base salary and then-current target annual cash bonus, with 50% of the value of the award to be granted in the form of options (or similar awards), with vesting based on continued service over a three-year period following the date of grant, and 50% of the award to be granted in the form of restricted stock units (or similar awards), with vesting based on continued service and/or the attainment of performance goals or metrics. The employment agreement provides for severance upon certain terminations of employment as described below under “—Potential Payments upon Termination of Employment or Change in Control.”

Under Mr. Shapiro’s employment agreement and/or his equity award agreement entered into on April 19, 2021 (which amended and restated the terms of his existing direct and indirect equity interests in Endeavor Operating Company), Mr. Shapiro is subject to confidentiality and assignment of intellectual property provisions and certain restrictive covenants, that are effective during the period of his employment and continue until second anniversary of the date on which Mr. Shapiro’s employment terminates for any reason.

Employment Agreement with Mr. Muirhead

On April 19, 2021, Endeavor Group Holdings and Endeavor Operating Company entered into a new employment agreement with Mr. Muirhead, which became effective upon the closing of our IPO and pursuant to which Mr. Muirhead serves as our Chief Communications Officer and reports directly to our Chief Executive Officer and/or our Executive Chairman (or from time to time their designees).

The term of Mr. Muirhead’s employment agreement expires on December 31, 2023. Mr. Muirhead’s employment agreement further provides that to the extent not inconsistent with the business practices and policies applicable to our employees, and if such activities do not interfere in any material respect with his duties and responsibilities, Mr. Muirhead is permitted to serve as a member of the board of directors of any charitable, educational, religious, public interest or public service organization as well as any “for profit” entity approved by our Chief Executive Officer or Executive Chairman. During the term of Mr. Muirhead’s employment agreement, his principal place of employment is in New York County.

For fiscal year 2021, Mr. Muirhead received an annualized base salary of $750,000 pursuant to his prior employment agreement until the closing of our IPO and thereafter received an annualized base salary of $1,000,000 pursuant to his new employment agreement, with an opportunity to earn an annual bonus with a target of 100% of base salary at the discretion of our Board of Directors or other applicable governing body 50% of which is based on continued service and the remaining 50% of which is based on the attainment of certain performance metrics.

Mr. Muirhead’s employment agreement further provides that he is entitled to participate in all of our benefit plans and programs that are provided by us from time to time; provided, that to the extent that there are multiple benefit plans, Mr. Muirhead will be entitled to participate in the same level of benefit plans as are available to our other senior most active employees (other than our Chief Executive Officer and Executive Chairman).

In addition, following the closing of our IPO, Mr. Muirhead is eligible to receive an annual equity award in respect of each calendar year the size of which is to be based on his continued service and the attainment of certain annual performance metrics. This equity award is expected to represent an aggregate value ranging from 50% to 150% of Mr. Muirhead’s then-current annual base salary, with 50% of the value of the award to be granted in the form of options (or similar awards), with vesting based on continued service over a three-year period following the date of grant, and 50% of the value of the award to be granted in the form of restricted stock units (or similar awards), with vesting based on continued service and/or the attainment of performance goals or metrics. Mr. Muirhead’s employment agreement provides for severance upon certain terminations of employment as described below under “—Potential Payments upon Termination of Employment or Change in Control.”

Pursuant to his employment agreement and/or his equity award agreement entered into on April 19, 2021, (which amended and restated the terms of his existing direct and indirect equity interests in Endeavor Operating Company), Mr. Muirhead is subject to confidentiality and assignment of intellectual property provisions and certain restrictive covenants, that are effective during the period of his employment and continue until the second anniversary of the date on which Mr. Muirhead’s employment terminates for any reason.

Outstanding Equity Awards at 2021 Fiscal Year End

The following table provides information about the outstanding equity awards held by our named executive officers as of December 31, 2021.

			Option Awards					Stock Awards
Name	Type of Equity	Grant Date	Number of securities underlying unexercised options (#)	Number of securities underlying unexercised options (#)		Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($) (1)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)		Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($) (1)
Ariel Emanuel	Endeavor Operating Company Units		—	—		—	—	186,860	(2)	6,519,545	—		—
	RSUs	5/3/2021	—	—		—	—	347,223	(3)	12,114,610	—		—
	RSUs	5/3/2021	—	—		—	—	1,555,556	(3)	54,273,349	—		—
	RSUs	5/3/2021	—	—		—	—	619,883	(4)	21,627,718	—		—
	RSUs	5/3/2021	—	—		—	—	—		—	803,030	(5)	28,017,717	(5)
Patrick Whitesell	RSUs	5/3/2021	—	—		—	—	—		—	2,040,816	(6)	71,204,070	(6)
Jason Lublin	Stock Options	4/28/2021	—	286,458	(7)	24.00	4/28/2031	—		—	—		—
	RSUs	5/3/2021	—	—		—	—	104,167	(3)	3,634,387	—		—
Mark Shapiro	Stock Options	4/28/2021	—	763,889	(7)	24.00	4/28/2021	—		—	—		—
	RSUs	5/3/2021	—	—		—	—	277,777	(3)	9,691,640	—		—
Christian Muirhead	Stock Options	4/28/2021	—	50,925	(8)	24.00	4/28/2021	—		—	—		—
	RSUs	5/3/2021	—	—		—	—	37,037	(8)	1,292,221	—		—

(1)	Represents the fair market value per share of our common stock of $34.89, as of December 31, 2021.

(2)	As of December 31, 2021, the unvested time-based Endeavor Operating Company Units were scheduled to vest on December 31, 2022, subject to continued employment.

(3)	As of December 31, 2021, the unvested time-based restricted stock units were scheduled to vest in two equal installments on each of May 3, 2022 and May 3, 2023, subject to continued employment.

(4)

As of December 31, 2021, the unvested time-based restricted shares earned under Mr. Emmanuel’s performance stock unit award were scheduled to vest in two equal installments on each of June 10, 2022 and June 20, 2023.

(5)

The aggregate number of shares that remain unearned and unvested under Mr. Emanuel’s performance stock unit award is not determinable because they are earned based on future increases to our stock price which are unascertainable. Therefore, we have shown here the number of shares of Class A common stock that would be received upon achieving the immediately subsequent stock price milestone under such award (i.e., $33.00), which we view as a representative amount for purposes of this table taking into account the fiscal year 2021 performance. Additional shares may be received upon achievement of subsequent stock price milestones. See “Equity-Based Awards – Equity Awards for Mr. Emanuel” for further details on such award.

(6)

The aggregate number of shares that remain unearned and unvested under Mr. Whitesell’s performance-vesting restricted stock unit award is not determinable because they are earned based on future increases to our stock price which are unascertainable. Therefore, we have shown here the number of shares of Class A common stock that would be received upon achieving the first stock price milestone under such award (i.e., $49.00), which we view as a representative amount for purposes of this table taking into account fiscal year 2021 performance (which resulted in no stock price milestone being achieved). Additional shares may be received upon achievement of subsequent stock price milestones. See “Equity-Based Awards – Equity Awards for Mr. Whitesell” for further details on such award.

(7)	As of December 31, 2021, the unvested time-based stock options were scheduled to vest in two equal installments on each of April 28, 2022 and April 28, 2023.

(8)	As of December 31, 2021, the unvested time-based equity awards were scheduled to vest in two equal installments on each of December 31, 2022 and December 31, 2023.

Stock Vested During Fiscal Year 2021

The following table sets forth information regarding profits interests and restricted stock units that vested during fiscal year 2021 for each of the named executive officers.

		Stock Awards
Name	Award Type	Number of Equity Interests Acquired on Vesting (#)		Value Realized on Vesting of Equity Interests ($) (1)
Ariel Emanuel	Endeavor Partial Catch-Up Profits Units	459,366	(2)	1,872,212
	Endeavor Partial Catch-Up Profits Units	2,744,331	(3)	—	(4)
	Endeavor Operating Company Units (formerly Endeavor Catch-Up Profits Units)	627,080		—	(5)
	Endeavor Operating Company Units	408,350		12,657,040
	RSUs	1,261,330		38,505,145
Patrick Whitesell	Endeavor Partial Catch-Up Profits Units	459,366	(2)	1,872,212
	Endeavor Partial Catch-Up Profits Units	2,744,331	(3)	—	(4)
	Endeavor Operating Company Units (formerly Endeavor Catch-Up Profits Units)	627,080		—	(5)
Jason Lublin	Endeavor Operating Company Units (formerly Endeavor Catch-Up Profits Units)	97,997		—	(5)
	RSUs	52,083		1,604,677
Mark Shapiro	Endeavor Operating Company Units (formerly Endeavor Catch-Up Profits Units)	97,997		—	(5)
	RSUs	211,380		6,394,022
	Endeavor China Profit Units	528		198,000	(6)
Christian Muirhead	Endeavor Operating Company Units (formerly Endeavor Catch-Up Profits Units)	48,997		—	(5)
	RSUs	18,519		646,128
	Endeavor China Profit Units	591		130,611	(6)

(1)	Represents the fair market value per share of our common stock, Endeavor Operating Company Units or Endeavor Profits Units, as applicable, on the date of vesting.

(2)	This amount represents the time-based Endeavor Catch-Up Profits Units that vested on January 1, 2021.

(3)	This amount represents the performance-based Endeavor Catch-Up Profits Units that vested at the time of our IPO.

(4)

Upon vesting, these Endeavor Partial Catch-Up Profits Units had a per unit hurdle price and were entitled to a preference on distributions once the hurdle price applicable to such unit was met. Such per unit hurdle price exceeded the fair market value per share of our Class A common stock on the date of our IPO and, as such, the performance-based Endeavor Partial Catch-Up Profits Units had no value as of the date of vesting. However, following vesting, upon the achievement of a price per share that would have fully satisfied the preference on distributions, such Endeavor Partial Catch-Up Profits Units were converted into Endeavor Profits Units. If such price per share and conversion had occurred on the date of our IPO, such Endeavor Operating Common Units would have had a value of $0.84.

(5)

Upon vesting at the time of our IPO, these awards represented Endeavor Catch-Up Profits Units, which had a per unit hurdle price and were entitled to a preference on distributions once the hurdle price applicable to such unit was met. Such per unit hurdle price exceeded the fair market value per share of our Class A common stock on the date of vesting and, as such, they had no value as of such date. However, following vesting, upon the achievement of a price per share that would have fully satisfied the preference on distributions, the Endeavor Catch-Up Profits Units were converted into Endeavor Operating Company Units. If such price per share and conversion had occurred on the date of our IPO, each Endeavor Operating Common Unit set forth herein would have had a value of $24.00.

(6)	This amount represents the Endeavor China profits units that vested on January 1, 2021.

Retirement Benefits

Endeavor Operating Company sponsors a 401(k) plan, which is a U.S. tax-qualified retirement plan offered to all eligible employees, including our named executive officers, that permits eligible employees to elect to defer a portion of their compensation on a pre-tax basis. We do not maintain any defined benefit pension plans or any nonqualified deferred compensation plans.

Potential Payments upon Termination of Employment or Change in Control

Severance Payments and Benefits under Employment Agreements

All of our named executive officers are entitled to certain severance benefits following certain terminations of employment. Such severance benefits, without regard for any modifications in connection with new arrangements in connection with our IPO, are described directly below. No severance payments or benefits are payable in the event of a termination for cause.

Ariel Emanuel

If Mr. Emanuel’s employment is terminated without cause or due to a resignation for good reason, he is entitled to receive any unpaid annual bonus for the year prior to the year of termination, which amount shall be paid in lump sum within thirty days of Mr. Emanuel’s termination of employment, and an aggregate amount equal to two (2) times the sum of (x) his base salary and (y) his target bonus, which amount shall be paid ratably in monthly installments over the twenty-four month period following the date of Mr. Emanuel’s termination of employment. Payment of the salary and target bonus is subject to the execution of a release of claims. Further, if Mr. Emanuel’s employment is terminated due to death or disability, he will be entitled to receive any unpaid annual bonus for the year prior to the year of termination and a pro-rata portion of the target bonus for the year of termination. In addition, Mr. Emanuel’s employment agreement provides for a reduction of any payments to Mr. Emanuel that would be considered “excess parachute payments” under Section 280G of the Code in order to ensure that no such payments would be subject to any excise taxes under Section 4999 of the Code.

Patrick Whitesell

If Mr. Whitesell’s employment is terminated without cause or due to a resignation for good reason, he is entitled to receive any unpaid guaranteed bonus for the year prior to the year of termination, which amount shall be paid in lump sum within thirty days of Mr. Whitesell’s termination of employment, and an aggregate amount equal to two (2) times the sum of (x) his base salary and (y) his guaranteed bonus, which amount shall be paid ratably in monthly installments over the twenty-four month period following the date of Mr. Whitesell’s termination of employment. Payment of the salary and guaranteed bonus is subject to the execution of a release of claims. Further, if Mr. Whitesell’s employment is terminated due to death or disability, he will be entitled to receive any unpaid guaranteed bonus for the year prior to the year of termination and a pro-rata portion of the guaranteed bonus for the year of termination. In addition, Mr. Whitesell’s employment agreement provides for a reduction of any payments to Mr. Whitesell that would be considered “excess parachute payments” under Section 280G of the Code in order to ensure that no such payments would be subject to any excise taxes under Section 4999 of the Code.

Jason Lublin

If Mr. Lublin’s employment is terminated without cause or due to a resignation for good reason, he is entitled to (i) continued payment of his base salary commencing on the date of termination and ending on the later of (x) the end of his employment term (i.e., the second anniversary of our IPO) and (y) the first anniversary of the termination date (such period, the “Lublin Severance Period”), and (ii) payment of his guaranteed bonus for each calendar year during the Lublin Severance Period (prorated for any partial year at the end of the Lublin Severance Period). If Mr. Lublin’s employment is terminated due to an employer non-renewal, he shall be entitled to (i) continued payment of his base salary as though he had remained employed for twelve months following termination, and (ii) payment of a full year’s guaranteed bonus under his agreement (i.e., $750,000) . If Mr. Lublin’s employment is terminated due to death or disability, he shall be entitled to payment of his target annual bonus for the fiscal year of termination, pro-rated for the portion of the fiscal year he was employed. If Mr. Lublin’s employment is terminated in fiscal year 2023 following the second anniversary of our IPO and other than as a result of an employer non-renewal or by the company for cause, he shall only be entitled to payment of his annual bonus for fiscal year 2023 based on actual performance, pro-rated for the portion of the fiscal year he was employed. Payment of the severance benefits is subject to the execution of a release of claims.

Mark Shapiro

If Mr. Shapiro’s employment is terminated without cause or due to a resignation for good reason, he is entitled to (i) continued payment of his base salary commencing on the date of termination and ending on the later of (x) the end of his employment term (i.e., third anniversary of our IPO) and (y) the second anniversary of the termination date (such period, the “Shapiro Severance Period”), (ii) payment of his target bonus for each calendar year during the Shapiro Severance Period (prorated for any partial year at the end of the Shapiro Severance Period). If Mr. Shapiro’s employment is terminated due to an employer non-renewal, he shall be entitled to (i) continued payment of his base salary as though he had remained employed for twenty-four months following termination, (ii) payment of (x) the annual bonus in the year prior to which termination occurs (the “Prior Year Bonus”) multiplied by two, plus (y) a prorated portion of the Prior Year Bonus for any partial year at the end of the twenty-four month period following such Mr. Shapiro’s termination. If Mr. Shapiro’s employment is terminated due to death or disability, he shall be entitled to payment of his target annual bonus for the fiscal year of termination, pro-rated for the portion of the fiscal year he was employed. If Mr. Shapiro’s employment is terminated in fiscal year 2024 following the third anniversary of our IPO and other than as a result of an employer non-renewal or by the company for cause, he shall only be entitled to payment of his annual bonus for fiscal year 2024 based on actual performance, pro-rated for the portion of the fiscal year he was employed. Payment of the severance benefits is subject to the execution of a release of claims.

Christian Muirhead

If Mr. Muirhead’s employment is terminated without cause or due to a resignation for good reason, in each case prior to December 31, 2023, he is entitled to (i) continued payment of his base salary commencing on the date of termination and ending on the later of (x) December 31, 2023 and (y) the first anniversary of the date of termination, and (ii) payment of his target annual bonus for the year of termination. If Mr. Muirhead’s employment is terminated due to an employer non-renewal, he shall be entitled to continued payment of his base salary as though he had remained employed for six months following termination. Payment of the severance benefits is subject to the execution of a release of claims.

Equity Vesting

Ariel Emanuel

If Mr. Emanuel’s employment is terminated without cause or due to a resignation for good reason, his equity awards subject to time-based vesting will become vested. If Mr. Emanuel’s employment is terminated due to his death or disability, the vesting of one-third of his time-based equity awards will be accelerated.

If Mr. Emanuel’s employment for any reason (other than for cause or due to a resignation without good reason), he will be entitled to receive shares underlying a prorated portion of his performance-vesting restricted stock units based on actual performance through termination and any shares so received shall be fully vested upon grant.

In the event of a change in control, his equity awards subject to time-based vesting will become vested.

Patrick Whitesell

If Mr. Whitesell’s employment is terminated without cause or due to a resignation for good reason, his equity awards subject to time-based vesting will become vested. If Mr. Whitesell’s employment is terminated due to his death or disability, the vesting of one-third of his time-based equity awards will be accelerated.

If Mr. Whitesell’s employment for any reason (other than for cause or due to a resignation without good reason), he will be entitled to receive shares underlying a prorated portion of his performance-vesting restricted stock units based on actual performance through termination and any shares so received shall be fully vested upon grant.

Jason Lublin

If Mr. Lublin’s employment is terminated without cause or due to a resignation for good reason his annual equity awards subject to time-based vesting and equity awards granted in connection with our IPO will become vested.

Mark Shapiro

If Mr. Shapiro’s employment is terminated without cause or due to a resignation for good reason, his annual equity awards subject to time-based vesting and equity awards granted in connection with our IPO (other than restricted stock units subject to share price-based vesting) will become vested.

Christian Muirhead

If Mr. Muirhead’s employment is terminated without cause or due to a resignation for good reason, his annual equity awards subject to time-based vesting and equity awards granted in connection with our IPO will become vested.

Definition of “Sale Transaction”

For purposes of the profits interests, a “Sale Transaction” generally means the sale of all or a majority of the membership interests of Endeavor Operating Company or the sale of all or substantially all of the Endeavor Operating Company and its subsidiaries’ assets (including by means of merger, consolidation, other business combination, exclusive license, share exchange or other reorganization) to a third party.

Definitions of “Cause” and “Good Reason”

For purposes of Messrs. Emanuel’s and Whitesell’s employment agreements and equity awards, “cause” generally means: (i) conduct constituting embezzlement, fraud or material misappropriation; (ii) conviction of a felony; (iii) conduct constituting a financial crime, material act of dishonesty or material unethical business conduct; (iv) material breach of restrictive covenants applicable to the named executive officer; or (v) material breach of any material obligations under a named executive officer’s employment agreement, that in each case (other than clause (ii)) results in material harm to Endeavor Operating Company and its affiliates. For purposes of the cause definition, any breach of restrictive covenants by Messrs. Emanuel or Whitesell must be made knowingly and any breach of a material obligation under their respective employment agreements must be made willfully.

For purposes of the employment agreements and equity awards of Messrs. Lublin and Muirhead, “cause” generally means: (i) conduct constituting embezzlement, fraud or material misappropriation; (ii) conviction of (or in the case of Mr. Shapiro, conduct constituting) a felony; (iii) conviction or indictment of a financial crime, material act of dishonesty or material unethical business conduct; (iv) material breach of restrictive covenants applicable to the named executive officer; (v) material breach of any material obligations under a named executive officer’s employment agreement; (vi) material violation of written policies; (vii) use of alcohol or drugs that materially interferes with performance; or (viii) conduct that brings the named executive employer or Endeavor Operating Company and its affiliates into public disrepute.

For purposes of the named executive officers’ employment agreements and equity awards, “good reason” generally means (i) a material breach by Endeavor Operating Company of any material obligation under such named executive officer’s employment agreement and, (ii) for Messrs. Emanuel, Whitesell and Lublin, the relocation of such named executive officer’s principal place of employment outside of the Los Angeles metropolitan area, and for Mr. Muirhead, the relocation of his principal place of employment outside of New York County. In addition to the foregoing, the definition of good reason for Messrs. Emanuel and Whitesell includes (i) a material diminution in duties, authorities or responsibilities as chief executive officer or executive chairman, respectively (including, prior to a Sale Transaction pursuant to which Endeavor Operating Company becomes a business unit of a larger parent organization, any requirement that he report to someone other than our Board of Directors), (ii) following an IPO or the date of a “Triggering Event” (which is defined in our amended and restated certificate of incorporation as the first date on which (x) neither Messrs. Emanuel nor Whitesell is employed as our Chief Executive Officer or Executive Chairman or (y) neither Messrs. Emanuel nor Whitesell owns securities (including Profit Units and other securities of Endeavor Operating Company) representing, and/or representing the right to own, in the aggregate, at least 25% of the Class A common stock owned, in the aggregate, by either Messrs. Emanuel or Whitesell as of the completion of our IPO), the assignment of duties materially inconsistent with his position or status with Endeavor Operating Company or (iii) the failure of Endeavor Operating Company to obtain from an acquirer of all or substantially all of its assets an assumption of Endeavor Operating Company’s obligations under the terms of their respective employment agreements.

Definition of “Employer Non-Renewal”

For purposes of Messrs. Lublin’s, Shapiro’s and Muirhead’s employment agreements, “employer non-renewal” generally means the occurrence of both of the following: (i) Endeavor Operating Company’s failure to furnish a bona fide offer of employment which provides for annual cash and equity compensation opportunities that are substantially comparable, in the aggregate, to the annual cash and equity compensation opportunities the named executive officer received hereunder (excluding from such comparison, any minimum or guaranteed bonuses or equity awards in connection with our IPO) at any time prior to the expiration of the term of the employment agreement (for Mr. Muirhead, by August 31, 2023) and (ii) the termination of the named executive officer’s employment by Endeavor Operating Company without cause or by the named executive officer for any reason within the thirty (30) day period after the expiration of the term of the employment agreement.

Estimated Payments Upon Termination of Employment or Change in Control

The table below shows the severance payments and benefits that each named executive officer would receive upon (1) death or disability, (2) termination without cause or a resignation with good reason, (3) termination for cause or a resignation without good reason and (4) a change in control. The amounts are calculated as if the date of termination and change in control occurred on December 31, 2021.

Name	Death or Disability ($)		Termination without Cause or Resignation with Good Reason ($)		Termination for Cause or Resignation without Good Reason ($)	Change in Control ($)
Ariel Emanuel
Base Salary Continuation	—		8,000,000	(1)	—	—
Bonus	—		12,000,000	(2)	—	—
Accelerated Vesting of Equity-Based Awards	58,257,752	(3)	108,785,101	(4)	—	94,535,223	(5)
Patrick Whitesell
Base Salary Continuation	—		8,000,000	(1)	—	—
Bonus	—		4,000,000	(2)	—	—
Accelerated Vesting of Equity-Based Awards	30,186,654	(3)	30,186,654	(4)	—	—
Jason Lublin
Base Salary Continuation	—		3,025,692	(6)	—	—
Bonus	—		1,008,654	(7)	—	—
Accelerated Vesting of Equity-Based Awards	—		6,753,915	(4)	—	—
Mark Shapiro
Base Salary Continuation	—		7,034,615	(6)	—	—
Bonus	—		7,034,615	(7)	—	—
Accelerated Vesting of Equity-Based Awards	—		18,010,391	(4)	—	—
Christian Muirhead
Base Salary Continuation	—		2,000,000	(6)	—	—
Bonus	—		1,000,000	(7)	—	—
Accelerated Vesting of Equity-Based Awards	—		1,846,794	(4)	—	—

(1)	This amount reflects the continued payment of two times the named executive officer’s base salary for twenty-four months following termination of his employment.

(2)	This amount reflects the payment of two times the named executive officer’s target annual bonus.

(3)	This amount reflects the accelerated vesting of one-third of his time-based restricted stock units.

(4)

For Mr. Emanuel, this amount reflects the accelerated vesting of (a) all of his time-based restricted stock units and Endeavor Operating Company Units previously received in exchange for profits units in Zuffa and (b) with respect to his performance stock unit award, a prorated portion of a single tranche of shares under such award (prorated based on the amount by which the average volume weighted average stock price over a 30 consecutive trading day period through the date of termination exceeds the previously achieved stock price milestone, relative to the $4.50 stock price increase required to earn such tranche). For Mr. Whitesell, this amount reflects the accelerated vesting of (i) all of his time-based restricted stock units and (ii) with respect to his performance stock unit award, a prorated portion of a single tranche of shares under such award (prorated based on the amount by which the average volume weighted average stock price over a 30 consecutive trading day period through the date of termination exceeds $24.00, relative to the $25.00 stock price increase required to earn such tranche). For Messrs. Lublin, Shapiro and Muirhead, this amount reflects the accelerating vesting of all of his stock options and restricted stock units.

(5)	For Mr. Emanuel, this amount reflects the accelerated vesting of all of his time-based restricted stock units.

(6)

For Mr. Lublin, this amount reflects the continued payment of base salary commencing on the date of termination and ending on May 3, 2023. For Mr. Shapiro, this amount reflects the continued payment of base salary commencing on the date of termination and ending on May 3, 2024. For Mr. Muirhead, this amount reflects the continued payment of base salary commencing on the date of termination and ending on December 31, 2023.

(7)

For Mr. Lublin, this amount reflects the payment of Mr. Lublin’s guaranteed bonus for each calendar year through May 3, 2023 (prorated for 2023). For Mr. Shapiro, this amount reflects the payment of Mr. Shapiro’s target bonus for each calendar year through May 3, 2024 (prorated for 2024). For Mr. Muirhead, this amount reflects the payment of Mr. Muirhead’s target bonus for the calendar year in which his termination occurs.

COMPENSATION OF OUR DIRECTORS

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Ursula Burns	58,214	151,560	209,774
Elon Musk(2)	72,701	233,632	306,333
Jacqueline Reses	40,455	137,616	178,071
Fawn Weaver	86,970	233,632	320,602

(1)

The amounts listed in this column represent the grant date fair value calculated in accordance with ASC 718 with respect to the grant of restricted stock units during 2021. Assumptions used in calculating these amounts are described in Note 16 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

(2)	In March 2022, Mr. Musk notified us of his resignation from our Board of Directors, effective June 30, 2022.

The table below shows the aggregate numbers of unvested stock awards held as of December 31, 2021 by each non-employee director.

Name	Stock Awards Outstanding at 2021 Fiscal Year End (1)
Ursula Burns	6,141
Elon Musk	7,583
Jacqueline Reses	5,960
Fawn Weaver	7,583

(1)	The unvested restricted stock units will vest on the date of our stockholder meeting in 2022.

(2)

Prior to our IPO, we did not pay our directors any compensation for their service. In connection with the consummation of our IPO, we implemented a policy pursuant to which each non-employee director (other than those affiliated with Silver Lake) will receive an annual director fee of $107,000 as well as an additional annual fee of $15,000 for service as the chair of our audit committee and an additional annual fee of $21,000 for service (including as chair) on our audit committee, each earned on a quarterly basis. Each non-employee director (other than those affiliated with Silver Lake) will also receive an annual restricted stock unit award with a grant date value of $182,000 which will vest in full on the date of our annual shareholder meeting immediately following the date of grant, subject to the non-employee director continuing in service through such meeting date. The award is further subject to accelerated vesting upon a change in control (as defined in the 2021 Incentive Award Plan). In addition, each director will be reimbursed for out-of-pocket expenses in connection with their services. In connection with the offering, each non-employer director (other than those affiliated with Silver Lake) will also receive a grant of restricted stock units with a grant date value of $182,000 (calculated based on the offering price in our IPO) that is subject to the same vesting terms as described above.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Our Board of Directors does not have a compensation committee. Executive compensation for Messrs. Emanuel and Whitesell is established by the Governing Body (excluding Messrs. Emanuel and Whitesell, as applicable) and, until such time as we are required to have a compensation committee, by a subcommittee of the Governing Body (consisting of Messrs. Emanuel and Whitesell) for the other named executive officers.

During 2021 and prior to our IPO, compensation decisions for Messrs. Emanuel and Whitesell were determined by our Board and, as to our other executive officers, was determined by Messrs. Emanuel and Whitesell. Following our IPO, compensation decisions for Messrs. Emanuel and Whitesell were determined by the Executive Committee (excluding Messrs. Emanuel and Whitesell, as applicable) and, as to other executive officers, by Mr. Emanuel, as a subcommittee of the Key Executive Sub-Committee (a subcommittee of the Executive Committee, consisting of Messrs. Emanuel and Whitesell). In addition to the foregoing, any equity compensation granted to our named executive officers following our IPO requires approval by both the Executive Committee and a committee of non-employee directors. Related person transactions pursuant to Item 404(a) of Regulation S-K involving those who served on the compensation committee during 2021 are described in “Certain Transactions with Related Persons.”

During 2021, none of our executive officers served as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of any entity that had one or more executive officers serving on our Board or Governing Body.

STOCK OWNERSHIP

The tables below set forth information with respect to the beneficial ownership of our Class A common stock, Class X common stock and Class Y common stock by:

•	Each person who is known to be the beneficial owner of more than 5% of the outstanding shares of our Class A common stock, Class X common stock and Class Y common stock;

•	Each of our named executive officers and directors; and

•	All our executive officers and directors as a group.

The amounts and percentages of Class A common stock, Class X common stock and Class Y common stock beneficially owned are reported on the basis of the regulations of the SEC governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days of April 19, 2022, provided that any person who acquires any such right with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise of such right. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.

The beneficial ownership of our voting securities is based on 275,716,586 shares of our Class A common stock, 176,967,757 shares of our Class X common stock and 235,415,621 shares of our Class Y common stock issued and outstanding as of April 19, 2022. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, warrants or other rights held by such person that are currently exercisable or that will become exercisable or will otherwise vest within 60 days of April 19, 2022 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address for each beneficial owner listed below is: c/o Endeavor Group Holdings, Inc., 9601 Wilshire Boulevard, 3rd Floor, Beverly Hills, CA 90210.

	Class A Common Stock Owned (on a fully exchanged basis)(1)		Class X Common Stock Owned(2)		Class Y Common Stock Owned(3)		Combined Voting Power(4)
Name and Address of Beneficial Owner	Number	%	Number	%	Number	%	%
Greater than 5% Equityholders
Executive Holdcos(5)(11)	32,015,478	7.1%	32,015,478	18.1%	32,015,478	13.6%	13.0%
Silver Lake Equityholders(6)(11)	174,114,556	38.5%	82,138,074	46.4%	169,392,221	72.0%	69.0%
KKR Equityholders(7)	20,833,332	4.6%	10,718,750	6.1%	—	—	*
Jasmine Ventures Pte Ltd(8)	21,038,712	4.6%	—	—	—	—	*
Canada Pension Plan Investment Board(9)	21,038,712	4.6%	—	—	—	—	*
Directors and Named Executive Officers
Ariel Emanuel(5)(10)(11)(12)	44,329,448	9.8%	42,168,695	23.8%	42,168,695	17.9%	17.2%
Patrick Whitesell(5)(10)(11)(13)	40,943,646	9.0%	40,943,646	23.1%	40,943,646	17.4%	16.7%
Jason Lublin(14)	363,808	*	—	—	—	—	*
Mark Shapiro(15)	1,008,546	*	—	—	—	—	*
Seth Krauss(16)	77,724	*	—	—	—	—	*
Christian Muirhead(17)	34,082	*	—	—	—	—	*
Egon Durban(6)(11)	174,114,556	38.5%	82,138,074	46.4%	169,392,221	72.0%	69.0%
Stephen Evans	—	—	—	—	—	—	—
Fawn Weaver(18)	7,583	*	—	—	—	—	*
Ursula Burns(19)	6,141	*	—	—	—	—	*
Jacqueline Reses(20)	5,960	*	—	—	—	—	*
Elon Musk(21)	7,583	*	—	—	—	—	*
All directors and executive officers as a group (12 persons)(22)	228,856,332	50.3%	133,234,937,	75.3%	220,489,084	93.7%	89.8%
* Less than 1%

(1)

Each member of Endeavor Operating Company (other than Endeavor Manager) that holds Endeavor Operating Company Units and an equal number of shares of Class X common stock has the right to cause Endeavor Operating Company to redeem their Endeavor Operating Company Units (and paired shares of Class X common stock) in exchange for, at our election (subject to certain exceptions), either cash (based on the market price of a share of our Class A common stock) or shares of our Class A common stock, which redemption may at Endeavor Group Holdings’ election be effected as a direct purchase by Endeavor Group Holdings in exchange for Class A common stock. In addition, certain entities and individuals hold Endeavor Profits Units and an equal number of shares of Class X common stock, which may be exchanged into Endeavor Operating Company Units based on their in-the-money value at the time of such exchange, and subsequently redeemed for, at our election (subject to certain exceptions), either cash (based on the market price of a share of our Class A common stock) or shares of our Class A common stock. Each member of Endeavor Manager (other than us) holds Endeavor Manager Units and an equal number of shares of Class X common stock. Each such member of Endeavor Manager has the right to cause Endeavor Manager to redeem their Endeavor Manager Units (and paired shares of Class X common stock) for, at our election, either cash (based on the market price of a share of our Class A common stock) or shares of our Class A common stock, which redemption may at Endeavor Group Holdings’ election be effected as a direct purchase of Endeavor Manager Units in exchange for its Class A common stock or cash (based on the market price of a share of Class A common stock). The numbers of shares of Class A common stock beneficially owned and percentages of beneficial ownership set forth in the table assume that all Endeavor Operating Company Units, Endeavor Profits Units and Endeavor Manager Units have been redeemed or exchanged for shares of Class A common stock.

(2)

Each member of Endeavor Operating Company (other than Endeavor Manager) and each member of Endeavor Manager that holds Endeavor Operating Company Units or Endeavor Manager Units, as applicable, and an equal number of shares of Class X common stock has the right at any time to cause Endeavor Operating Company or Endeavor Manager, as applicable, to redeem their Endeavor Operating Company Units, or Endeavor Manager Units, as applicable, (and paired shares of Class X common stock) for, at our election (subject to certain exceptions), either cash (based on the market price of a share of our Class A common stock) or shares of our Class A common stock.

(3)

Each member of Endeavor Operating Company (other than Endeavor Manager) that holds Endeavor Operating Company Units and an equal number of shares of Class X common stock has the right to cause Endeavor Operating Company to redeem their Endeavor Operating Company Units (and paired shares of Class X common stock) for, at our election (subject to certain exceptions), either cash (based on the market price of a share of our Class A common stock) or shares of our Class A common stock. Upon the disposition of the Class A common stock received by members of Endeavor Operating Company from the exchange of their Endeavor Operating Company Units (and paired shares of Class X common stock), or a Triggering Event, any paired shares of Class Y common stock will be cancelled/redeemed for no consideration.

(4)

Percentage of combined voting power represents voting power with respect to all shares of our Class A common stock, Class X common stock and Class Y common stock, voting together as a single class. Each holder of Class Y common stock is entitled to 20 votes per share, and each holder of Class A common stock and Class X common stock is entitled to one vote per share on all matters submitted to our stockholders for a vote. The holders of our Class A common stock, Class X common stock and Class Y common stock vote together as a single class on all matters submitted to stockholders for their vote or approval, except as required by applicable law. Our Class X common stock and Class Y common stock do not have any of the economic rights (including rights to dividends and distributions upon liquidation) associated with our Class A common stock.

(5)

Includes 32,015,478 shares of Class X common stock and Class Y common stock (and an equal number of shares of Class A common stock issuable upon the exchange of Endeavor Operating Company Units and Endeavor Profits Units) held by the Executive Holdcos. As the members of the executive committee of Executive Holdcos, each of Messrs. Emanuel and Whitesell may be deemed to share beneficial ownership of all the shares held by the Executive Holdcos. The address of each member of Executive Holdcos is 9601 Wilshire Boulevard, 3rd Floor, Beverly Hills, CA 90210.

(6)

Based solely on information contained in the Schedule 13D/A filed by Silver Lake Group, L.L.C. filed on July 26, 2021, Silver Lake West HoldCo, L.P. (“West HoldCo”) is the record holder of (i) 495,494 shares of Class A Common Stock and (ii) 82,138,074 Endeavor Operating Company Units and an equal number of paired shares of Class X Common Stock and an equal number of shares of Class Y Common Stock; and Silver Lake West HoldCo II, L.P. (“West HoldCo II” and together with West HoldCo, the “HoldCos”) is the record holder of 91,480,988 shares of Class A Common Stock and 87,254,147 shares of Class Y Common Stock. Egon Durban is the managing member of Silver Lake West VoteCo, L.L.C., which is the general partner of the HoldCos. The principal office of each of Mr. Durban and each of the entities identified in this footnotes is c/o Silver Lake, 2775 Sand Hill Road, Suite 100, Menlo Park, California 94025

(7)

Based solely on information contained in the Schedule 13G/A filed by KKR Group Partnership, L.P., consists of (a) 232,083 shares of Class A common stock owned by KKR TFO Partners L.P., (b) 29,750 shares of Class A common stock owned by KKR North American Co-Invest Fund I L.P., (c) 105,458 shares of Class A common stock owned by KKR Reference Fund Investments L.P., (d) 514,000 shares of Class A common stock owned by KKR Principal Opportunities Partnership (Offshore) L.P., (e) 9,233,291 shares of Class A common stock owned by KKR North America XI (Cage) Blocker Parent, L.P., and (f) and 10,718,749 shares of Class A common stock issuable upon the exchange of Endeavor Operating Company Units and corresponding shares of Class X common stock held by KKR Cage Aggregator LLC (collectively, the “KKR Equityholders”). KKR Associates TFO L.P. (as the general partner of KKR TFO Partners L.P.); KKR TFO GP Limited (as the general partner of KKR Associates TFO L.P.); KKR MIF Carry Holdings L.P. (as the general partner of KKR North American Co-Invest Fund I L.P.); KKR MIF Carry Limited (as the general partner of KKR MIF Cary Holdings L.P.); KKR Index Fund Investments L.P. (as the sole shareholder of KKR MIF Carry Limited); KKR IFI GP L.P. (as the general partner of KKR Index Fund Investments L.P. and the general partner of KKR Reference Fund Investments L.P.); KKR IFI Limited (as the general partner of KKR IFI GP L.P.); KKR Associates Principal Opportunities (Offshore) L.P. (as the general partner of KKR Principal Opportunities Partnership (Offshore) L.P.); KKR Principal Opportunities (Offshore) Limited (as general partner of KKR Associates Principal Opportunities (Offshore) L.P.); KKR Associates North America XI L.P. (as the general partner of KKR North America XI (Cage) Blocker Parent, L.P.); KKR North America XI Limited (as the general partner of KKR Associates North America XI L.P.); KKR North America Fund XI (Cage) L.P. (as the managing member of KKR Cage Aggregator LLC); KKR Associates North America XI AIV L.P. (as the general partner of KKR North America Fund XI (Cage) L.P.); KKR North America XI AIV GP LLC (as the general partner of KKR Associates North America XI AIV L.P.); KKR Group Partnership L.P. (as the sole shareholder of KKR TFO GP Limited, the sole shareholder of KKR IFI Limited, the sole shareholder of KKR Principal Opportunities (Offshore) Limited, the sole shareholder of KKR North America XI Limited; and the sole member of KKR North America XI AIV GP LLC); KKR Group Holdings Corp. (as the general partner of KKR Group Partnership L.P.); KKR & Co. Inc. (as the sole shareholder of KKR Group Holdings Corp.); KKR Management LLP (as the Series I preferred stockholder of KKR & Co. Inc.) and Messrs. Henry R. Kravis and George R. Roberts (as the founding partners of KKR Management LLP) may also be deemed to be the beneficial owners having shared voting power and shared investment power over the securities described in this footnote. The principal business address of each of the entities and persons identified in this footnote, except Mr. Roberts, is c/o Kohlberg Kravis Roberts & Co. L.P., 30 Hudson Yards, New York, New York 10001. The principal business address for Mr. Roberts is c/o Kohlberg Kravis Roberts & Co. L.P., 2800 Sand Hill Road, Suite 200, Menlo Park, CA 94025.

(8)

Based solely on information contained in the Schedule 13G filed by GIC Private Ltd., Jasmine Ventures Pte Ltd. shares the power to vote and the power to dispose of these shares with GIC Special Investments Pte. Ltd. (“GIC SI”), and GIC Private Limited (“GIC”), both of which are private limited companies incorporated in Singapore. GIC SI is wholly owned by GIC and is the private equity investment arm of GIC. GIC is wholly owned by the Government of Singapore and was set up with the sole purpose of managing Singapore’s foreign reserves. The Government of Singapore disclaims beneficial ownership of these shares. The business address for Jasmine Ventures Pte Ltd. is 168 Robinson Road, #37-01 Capital Tower, Singapore 068912.

(9)

Based solely on information contained in the Schedule 13G filed by Canada Pension Plan Investment Board (“CPPIB”) on February 14, 2022, CPPIB, through its wholly-owned subsidiary CPP Investment Board (USRE III) Inc., beneficially owns 21,037,712 shares of Class A common stock. None of the members of our Board of Directors has sole voting or dispositive power with respect to the shares of common stock beneficially owned by CPPIB. The address of CPPIB is Canada Pension Plan Investment Board, One Queen Street East, Suite 2500, Toronto, Ontario, M5C 2W5, Canada.

(10)

For each of Messrs. Emanuel and Whitesell, includes 5,959,889 shares of Class A common stock issuable upon the exchange of Endeavor Profits Units for Endeavor Operating Company Units and subsequent redemption of Endeavor Operating Company Units and cancellation of a corresponding number of shares of Class X common stock.

(11)

As a result of the Stockholders Agreement, Executive Holdcos, the Silver Lake Equityholders and Messrs. Emanuel and Whitesell may be deemed to be a group for purposes of Section 13(d) of the Exchange Act. Each of Executive Holdcos, the Silver Lake Equityholders and Messrs. Emanuel and Whitesell disclaims beneficial ownership of any shares which may be deemed beneficially owned solely by reason of the Stockholders Agreement.

(12)

Includes (i) 1,261,332 shares of Class A common stock underlying restricted stock units that will vest within 60 days of April 19, 2022 and (ii) 309,941 unvested shares of Class A common stock subject to forfeiture held by Mr. Emanuel. Also includes 500,000 shares of Class A common stock beneficially owned by Mr. Emanuel and held through his personal revocable trust for which he is acting as sole trustee and is sole lifetime beneficiary that have been pledged as collateral for a revolving line of credit agreement, as described in the Schedule 13D/A filed by Mr. Emanuel on March 21, 2022.

(13)

Includes 8,928,168 shares of Class X common stock and Class Y common stock (and an equal number of shares of Class A common stock issuable upon the exchange of 2,968,279 Endeavor Operating Company Units and 5,959,889 Endeavor Profits Units) beneficially owned by Mr. Whitesell and held through his personal revocable trust for which he is acting as sole trustee and is sole lifetime beneficiary, together with his equity interests in the Executive Holdcos held of record by such trust, which Mr. Whitesell has pledged as collateral for a revolving line of credit agreement, as described in the Schedule 13D/A filed by Mr. Whitesell on October 22, 2021.

(14)

Includes (i) 286,458 shares of Class A common stock underlying stock options that are vested or that will vest within 60 days of April 19, 2022 and (ii) 52,084 shares of Class A common stock underlying restricted stock units that will vest within 60 days of April 19, 2022 held by Mr. Lublin.

(15)

Includes (i) 763,889 shares of Class A common stock underlying stock options that are vested or that will vest within 60 days of April 19, 2022 and (ii) 138,888 shares of Class A common stock underlying restricted stock units that will vest within 60 days of April 19, 2022 held by Mr. Shapiro.

(16)

Includes (i) 44,560 shares of Class A common stock underlying stock options that are vested or that will vest within 60 days of April 19, 2022 and (ii) 6,945 shares of Class A common stock underlying restricted stock units that will vest within 60 days of April 19, 2022 held by Mr. Krauss.

(17)	Includes 25,463 shares of Class A common stock underlying vested stock options held by Mr. Muirhead.

(18)	Includes 7,583 shares of Class A common stock underlying restricted stock units held by Ms. Weaver that will vest within 60 days of April 19, 2022.

(19)	Includes 6,141 shares of Class A common stock underlying restricted stock units held by Ms. Burns that will vest within 60 days of April 19, 2022.

(20)	Includes 5,960 shares of Class A common stock underlying restricted stock units held by Ms. Reses that will vest within 60 days of April 19, 2022.

(21)	Includes 7,583 shares of Class A common stock underlying restricted stock units held by Mr. Musk that will vest within 60 days of April 19, 2022.

(22)

Includes (i) 1,120,370 shares of Class A common stock underlying stock options that are vested or will vest within 60 days of April 19, 2022, (ii) 1,486,516 shares of Class A common stock underlying restricted stock units that will vest within 60 days of April 19, 2022 and (iii) 309,941 unvested shares of Class A common stock that subject to forfeiture.

CERTAIN TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures on Transactions with Related Persons

We have adopted a written related person transaction policy (the “policy”), which sets forth our policy with respect to the review and approval or ratification of all related person transactions. Under the policy, related person transactions will be reviewed and approved or ratified by the Audit Committee and, in certain circumstances, also by the Executive Committee. A “related person transaction” is defined under Item 404(a) of Regulation S-K as, subject to specified exceptions, a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and the amount involved exceeded, exceeds or will exceed $120,000 and in which any “related person” (as defined under Item 404(a) of Regulation S-K) had, has or will have a direct or indirect material interest.

Our policy requires that notice of a proposed related person transaction be provided to our legal department and, if our legal department determines that such transaction is a related person transaction, the proposed transaction will be submitted to the appropriate approving body or bodies for consideration. The policy also provides that the appropriate approving body or bodies review certain previously approved or ratified related person transactions that are ongoing to determine whether the related person transaction remains in our best interests and the best interests of our stockholders. We also make periodic inquiries of our directors and executive officers with respect to any potential related person transaction as to which they may have an interest or of which they may be aware.

It is our policy that no director should participate in the approval or ratification of a related person transaction as to which he or she is a related person or otherwise has an interest.

Limited Liability Company Agreement of Endeavor Operating Company

In connection with the IPO, we, Endeavor Manager, Endeavor Operating Company and each of the members of Endeavor Operating Company entered into the Endeavor Operating Company LLC Agreement. In accordance with the terms of the Endeavor Operating Company LLC Agreement, we operate our business through Endeavor Operating Company and its subsidiaries. As sole managing member of Endeavor Manager and the indirect sole managing member of Endeavor Operating Company, we have control over all of the affairs and decision-making of Endeavor Operating Company. As such, we are responsible for all operational and administrative decisions of Endeavor Operating Company and the day-to-day management of Endeavor Operating Company’s business. We will fund any dividends to our stockholders by causing Endeavor Operating Company to make distributions to its equityholders, including the members of Endeavor Operating Company and Endeavor Manager, subject to the limitations imposed by the Senior Credit Facilities, and causing Endeavor Manager to make distributions to its equityholders, including us.

The holders of Endeavor Operating Company Units and Endeavor Profits Units generally incur U.S. federal, state and local income taxes on their proportionate share of any net taxable income of Endeavor Operating Company. Net profits of Endeavor Operating Company will generally be allocated to its members pro rata in accordance with the percentages of their respective ownership of equity interests in Endeavor Operating Company, though certain non-pro rata adjustments may be made to reflect tax depreciation, amortization and other allocations and in certain circumstances net profits may be allocated disproportionately to the Endeavor Profits Units. The Endeavor Operating Company LLC Agreement will provide for cash distributions to the holders of Endeavor Operating Company Units and Endeavor Profits Units for purposes of funding their tax obligations in respect of the taxable income of Endeavor Operating Company that is allocated to them. Generally, these tax distributions will be calculated using an assumed tax rate equal to the highest marginal combined income tax rate applicable to an individual or corporation resident in Los Angeles, California or New York, New York (whichever rate is higher), taking into account the deductibility of applicable state and local income taxes for U.S. federal income tax purposes (which are subject to substantial limitations for tax years 2018 through 2025). Tax distributions made in respect of Endeavor Operating Company Units (but not Endeavor Profits Units)

will generally be made pro rata in respect of such Units, as and to the extent described in the Endeavor Operating Company LLC Agreement. In certain situations, tax distributions made to Endeavor Manager may be reduced (relative to those tax distributions made to the other members of Endeavor Operating Company) to reflect the income tax rates to which Endeavor Manager and Endeavor Group Holdings are subject and certain other factors. Non pro-rata tax distributions may be paid to holders of Endeavor Profits Units.

The Endeavor Operating Company LLC Agreement provides that, except as otherwise determined by us, if at any time we issue a share of our Class A common stock, other than pursuant to an issuance and distribution to holders of shares of our common stock of rights to purchase our equity securities under a “poison pill” or similar stockholders rights plan or pursuant to an employee benefit plan, the net proceeds received by us with respect to such share, if any, shall be concurrently invested in Endeavor Manager (unless such shares were issued by us solely to fund (i) our ongoing operations or pay our expenses or other obligations, (ii) the redemption or exchange from a member of Endeavor Operating Company of Endeavor Operating Company Units or Endeavor Profits Units (in which case such net proceeds shall instead be transferred to the selling member as consideration for such redemption or exchange) or (iii) the redemption or exchange from a member of Endeavor Manager of Endeavor Manager Units (in which case such net proceeds shall instead be transferred to the selling member as consideration for such redemption or exchange)), which proceeds will then be invested in Endeavor Operating Company. Endeavor Operating Company will then issue one Endeavor Operating Company Unit to Endeavor Manager, and Endeavor Manager will issue one Endeavor Manager Unit to us. Similarly, except as otherwise determined by us, Endeavor Operating Company will not issue any additional Endeavor Operating Company Units to Endeavor Manager, and Endeavor Manager will not issue any additional Endeavor Manager Units to us, in each case, unless we issue or sell an equal number of shares of our Class A common stock. Conversely, except as otherwise determined by us, if at any time any shares of our Class A common stock are redeemed, repurchased or otherwise acquired, Endeavor Operating Company will redeem, repurchase or otherwise acquire an equal number of Endeavor Operating Company Units held by Endeavor Manager and Endeavor Manager will redeem, repurchase or otherwise acquire an equal number of Endeavor Manager Units held by us, in each case, upon the same terms and for the same price per security, as the shares of our Class A common stock are redeemed, repurchased or otherwise acquired. In addition, Endeavor Operating Company will not affect any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of Endeavor Operating Company Units unless it is accompanied by a substantively identical subdivision or combination of Endeavor Manager Units and each class of our common stock. Likewise, Endeavor Manager will not affect any subdivision or combination of Endeavor Manager Units unless it is accompanied by a substantively identical subdivision or combination of Endeavor Operating Company Units and each class of our common stock.

Subject to certain exceptions, Endeavor Operating Company will indemnify all of its members and their officers and other related parties against all losses or expenses arising from claims or other legal proceedings in which any such person (in its capacity as such) may be involved or become subject to in connection with Endeavor Operating Company’s business or affairs or the Endeavor Operating Company LLC Agreement or any related document.

Endeavor Operating Company may be dissolved only upon the first to occur of (i) the sale or disposition of substantially all of its assets (ii) a decree of judicial dissolution or (iii) a determination by us. Upon dissolution, Endeavor Operating Company will be liquidated and the proceeds from any liquidation will be applied and distributed in the following manner: (a) first, to creditors (including creditors who are members or affiliates of members) in satisfaction of all of Endeavor Operating Company’s liabilities (whether by payment or by making reasonable provision for payment of such liabilities, including the setting up of any reasonably necessary reserves) and (b) second, to the members in proportion to their ownership of Endeavor Operating Company Units and Endeavor Profits Units (after giving effect to any obligations of Endeavor Operating Company to make tax distributions).

The Endeavor Operating Company LLC Agreement provides that the members of Endeavor Operating Company (other than Endeavor Manager) (or certain permitted transferees thereof) have the right from time to time, subject to certain restrictions, to cause Endeavor Operating Company to redeem any or all of their vested Endeavor Operating Company Units (and an equal number of shares of Class X common stock), in exchange for, at our election (subject to certain exceptions), either cash (based on the market price of a share of our Class A common stock) or shares of our Class A common stock, and if such redemption is made in exchange for shares of Class A common stock, it shall be effected as a direct purchase by Endeavor Group Holdings. Subject to certain restrictions, the holders of Endeavor Profits Units have the right to cause Endeavor Operating Company to exchange their vested Endeavor Profits Units into (1) a number of Endeavor Operating Company Units that will generally be equal to (a) the product of (X) the number of vested Endeavor Profits Units to be exchanged with a given per unit hurdle price and (Y) then-current spread between the per unit value of an Endeavor Operating Company Unit at the time of the exchange and the per unit hurdle price of such Endeavor Profits Units divided by (b) the per unit value of an Endeavor Operating Company Unit at the time of the exchange and (2) a corresponding number of shares of our Class X common stock and Class Y common stock, and following such exchange, shall be required to exercise their redemption rights as members of Endeavor Operating Company with respect to such new Endeavor Operating Company Units so issued.

The Endeavor Operating Company LLC Agreement provides that, in the event that a tender offer, share exchange offer, issuer bid, take-over bid, recapitalization or similar transaction with respect to our Class A common stock is proposed by us or our stockholders and approved by our Board of Directors or is otherwise consented to or approved by our Board of Directors, the members of Endeavor Operating Company (other than Endeavor Manager) and the holders of Endeavor Profits Units are permitted to participate in such offer by delivery of a notice of exchange that is effective immediately prior to the consummation of such offer. In the case of any such offer proposed by us, we are obligated to use our reasonable best efforts to enable and permit the members of Endeavor Operating Company to participate in such offer to the same extent or on an economically equivalent basis as the holders of shares of our Class A common stock without discrimination. In addition, we are obligated to use our reasonable best efforts to ensure that the members of Endeavor Operating Company may participate in each such offer without being required to exchange Endeavor Operating Company Units and shares of our Class X common stock.

The Endeavor Operating Company LLC Agreement provides that, in the event of a merger, consolidation or other business combination involving our Company (unless, following such transaction, all or substantially all of the holders of the voting power of us prior to such transaction continue to hold a majority of the voting power of the surviving entity (or its parent) in substantially the same proportions as immediately prior to such transaction) is approved by our Board of Directors and consummated in accordance with applicable law, we may require that the members of Endeavor Operating Company exchange with us all of their Endeavor Operating Company Units or Endeavor Profits Units, as applicable, for aggregate consideration that is equivalent to the consideration payable in respect of each share of our Class A common stock in such transaction.

Limited Liability Company Agreement of Endeavor Manager

In connection with the reorganization transactions, we, Endeavor Manager and each of the members of Endeavor Manager entered into the Endeavor Manager LLC Agreement. Following the reorganization transactions, and in accordance with the terms of the Endeavor Manager LLC Agreement, we became the sole managing member of Endeavor Manager. We fund any dividends to our stockholders by causing Endeavor Operating Company to make distributions to its equityholders, including Endeavor Manager, subject to the limitations imposed by the Senior Credit Facilities, and thereafter causing Endeavor Manager to make distributions to us. Endeavor Manager elects to be treated as a corporation for U.S. federal income tax purposes effective upon its date of formation. As the sole managing member of Endeavor Manager, we intend to cause Endeavor Manager to make non-pro rata distributions to us such that we will be able to cover all applicable taxes payable by us, any payments we are obligated to make under the tax receivable agreement we entered into as part of the reorganization transactions and other costs or expenses.

The Endeavor Manager LLC Agreement provides that, except as otherwise determined by us, if at any time we issue a share of our Class A common stock, other than pursuant to an issuance and distribution to holders of shares of our common stock of rights to purchase our equity securities under a “poison pill” or similar stockholders rights plan or pursuant to an employee benefit plan, the net proceeds received by us with respect to such share, if any, shall be concurrently invested in Endeavor Manager (unless such shares were issued by us solely to fund (i) our ongoing operations or pay our expenses or other obligations, (ii) the redemption or exchange from a member of Endeavor Operating Company of Endeavor Operating Company Units (in which case such net proceeds shall instead be transferred to the selling member as consideration for such redemption or exchange) or (iii) the redemption or exchange from a member of Endeavor Manager of Endeavor Manager Units (in which case such net proceeds shall instead be transferred to the selling member as consideration for such redemption or exchange)), which proceeds will then be invested in Endeavor Operating Company. Endeavor Manager will thereafter issue one Endeavor Manager Unit to us for each share of our Class A common stock issued by us. Similarly, except as otherwise determined by us, Endeavor Manager will not issue any additional Endeavor Manager Units to us unless we issue or sell an equal number of shares of our Class A common stock. Endeavor Manager will not affect any subdivision or combination of the Endeavor Manager Units unless it is accompanied by a substantively identical subdivision or combination of Endeavor Operating Company Units and each class of our common stock, and we will not affect any subdivision or combination of any class of our common stock unless it is accompanied by a substantively identical subdivision or combination of Endeavor Manager Units and Endeavor Operating Company Units.

Subject to certain exceptions, Endeavor Manager will indemnify all of its members, including us, and their officers and other related parties against all losses or expenses arising from claims or other legal proceedings in which any such person (in its capacity as such) may be involved or become subject to in connection with Endeavor Manager’s business or affairs or the Endeavor Manager LLC Agreement or any related document.

Endeavor Manager may be dissolved only upon the first to occur of (i) the sale of substantially all of its assets or (ii) a determination by us. Upon dissolution, Endeavor Manager will be liquidated and the proceeds from any liquidation will be applied and distributed in the following manner: (a) first, to creditors (including creditors who are members or affiliates of members) in satisfaction of all of Endeavor Manager’s liabilities (whether by payment or by making reasonable provision for payment of such liabilities, including the setting up of any reasonably necessary reserves) and (b) second, to the members in proportion to their ownership of Endeavor Manager Units.

The Endeavor Manager LLC Agreement provides that the members of Endeavor Manager (or certain permitted transferees thereof) have the right from time to time, subject to certain restrictions, to cause Endeavor Manager to redeem any or all of their vested Endeavor Manager Units (and an equal number of shares of Class X common stock), in exchange for, at our election, shares of our Class A common stock or cash (based on the market price of shares of our Class A common stock), and if such redemption is made in exchange for shares of Class A common stock, it shall be effected as a direct purchase by Endeavor Group Holdings.

The Endeavor Manager LLC Agreement provides that, in the event that a tender offer, share exchange offer, issuer bid, take-over bid, recapitalization or similar transaction with respect to our Class A common stock is proposed by us or our stockholders and approved by our Board of Directors or is otherwise consented to or approved by our Board of Directors, the members of Endeavor Manager are permitted to participate in such offer by delivery of a notice of exchange that is effective immediately prior to the consummation of such offer. In the case of any such offer proposed by us, we are obligated to use our reasonable best efforts to enable and permit the members of Endeavor Manager to participate in such offer to the same extent or on an economically equivalent basis as the holders of shares of our Class A common stock without discrimination. In addition, we are obligated to use our reasonable best efforts to ensure that the members of Endeavor Manager may participate in each such offer without being required to exchange Endeavor Manager Units and shares of our Class X common stock.

The Endeavor Manager LLC Agreement provides that, in the event of a merger, consolidation or other business combination involving our Company (unless, following such transaction, all or substantially all of the holders of the voting power of us prior to such transaction continue to hold a majority of the voting power of the surviving entity (or its parent) in substantially the same proportions as immediately prior to such transaction) is approved by our Board of Directors and consummated in accordance with applicable law, we may require that the members of Endeavor Manager exchange with us all of their Endeavor Manager Units for aggregate consideration that is equivalent to the consideration payable in respect of each share of our Class A common stock in such transaction.

Stockholders Agreement

In connection with the IPO, we entered into a Stockholders Agreement (the “Stockholders Agreement”) with Messrs. Emanuel and Whitesell, Executive Holdcos, the Silver Lake Equityholders and our pre-IPO investors (or their affiliates) that own Class Y common stock. Under the Stockholders Agreement, any permitted Executive Holdcos will be entitled to nominate two directors for election to the Board of Directors and to the Executive Committee of the Board so long as either Mr. Emanuel or Mr. Whitesell is employed as our Chief Executive Officer or Executive Chairman, and will be entitled to nominate one director for election to the Board of Directors and to the Executive Committee so long as either (x) Executive Holdcos own at least 5% of our outstanding common stock (on a fully converted basis) or (y) (i) at least one of Messrs. Emanuel and Whitesell is employed as our Chief Executive Officer or Executive Chairman or (ii) at least one of Messrs. Emanuel or Whitesell owns shares of our Class A common stock representing, and/or own securities representing the right to own, at least 25% of the shares of our Class A common stock owned by Messrs. Emanuel and Whitesell, respectively, as of the completion of the IPO. The Silver Lake Equityholders will be entitled to nominate two directors for election to our Board of Directors and to the Executive Committee of the Board so long as they own at least 40% of the shares of common stock held by them immediately following the IPO, and will be entitled to nominate one director for election to our Board of Directors and to the Executive Committee so long as they own at least 10% of the shares of common stock held by them immediately following the IPO. To the extent that the Silver Lake Equityholders are no longer entitled to nominate two Board members pursuant to the Stockholders Agreement, they shall, if requested by our Board of Directors, cause their nominee or nominees to resign, and, if any permitted Executive Holdcos are then entitled to nominate two directors for election to the Board of Directors and to the Executive Committee of the Board, Executive Holdcos will be entitled to nominate directors to fill any such vacancy. Messrs. Emanuel and Whitesell, Executive Holdcos, the Silver Lake Equityholders, and our pre-IPO investors that own Class Y common stock will agree to vote their shares in favor of the directors nominated by Executive Holdcos and the Silver Lake Equityholders in accordance with the terms of the Stockholders Agreement. Messrs. Emanuel and Whitesell, Executive Holdcos, the Silver Lake Equityholders, and our pre-IPO investors that own Class Y common stock will otherwise agree to vote their shares in accordance with the recommendation of the Executive Committee and/or the Board of Directors, subject to certain exceptions. In addition, the Company agreed to bear all expenses relating to the initial public offering incurred by the parties to the Stockholders Agreement.

Registration Rights Agreement

In connection with the IPO, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the members of Endeavor Operating Company (other than Endeavor Manager), Executive Holdcos and the members of Endeavor Manager (other than us).

Executive Holdcos, the Silver Lake Equityholders and certain other members of Endeavor Operating Company have the right, subject to several exceptions, including underwriter cutbacks and our right to defer a demand registration under certain circumstances, to require us to register for public resale under the Securities Act all shares of common stock constituting their registrable securities that they request be registered so long as (i) the securities requested to be registered in each registration statement have an aggregate anticipated offering price of at least $75 million, net of underwriting discounts and commissions, or (ii) the securities requested to be registered represent all the registrable securities then held by the requesting stockholder. Under the Registration

Rights Agreement, we will not be obligated to effectuate more than six demand registrations on Form S-1 for Executive Holdcos or more than six demand registrations on Form S-1 for the Silver Lake Equityholders. If we become eligible to register the sale of our securities on Form S-3 under the Securities Act, which will not be until at least 12 months after the date of the closing of the IPO, Executive Holdcos, the Silver Lake Equityholders and certain other members of Endeavor Operating Company will have the right to require us to register the sale of the registrable securities held by them on Form S-3, subject to offering size and other restrictions.

If a party to the Registration Rights Agreement makes a request for registration, the non-requesting parties to the Registration Rights Agreement will be entitled to customary piggyback registration rights in connection with the request, and if the request is for an underwritten offering, such piggyback registration rights will be subject to underwriter cutback provisions, with priority for registration of shares going first to the parties with piggyback registration rights under the Registration Rights Agreement, on a pro rata basis, second to other securities requested to be included in such registration, and third to us. In addition, the parties to the Registration Rights Agreement will be entitled to piggyback registration rights with respect to any registration initiated by us, and if any such registration is in the form of an underwritten offering, such piggyback registration rights will be subject to customary cutback provisions, with priority for registration of shares going first to us, second to the parties with piggyback registration rights under the Registration Rights Agreement, on a pro rata basis, and third to other securities requested to be included in such registration.

In connection with the transfer of their registrable securities, the parties to the Registration Rights Agreement may assign certain of their respective rights under the Registration Rights Agreement under certain circumstances. In connection with the registrations described above, we will indemnify any selling stockholders and we will bear all fees, costs, and expenses (except underwriting commissions and discounts).

Tax Receivable Agreement

In connection with the transactions undertaken in connection with the IPO, we acquired existing equity interests in Endeavor Operating Company from certain of our pre-IPO investors in the mergers described above in exchange for the issuance of shares of our Class A common stock, Class Y common stock and rights to receive payments under the tax receivable agreement and acquired certain existing interests in Endeavor Operating Company from certain of the Other UFC Holders in exchange for cash and rights to receive payments under the tax receivable agreement. As a result of these acquisitions, we succeeded to certain tax attributes of certain of our pre-IPO investors and will receive the benefit of tax basis in the assets of Endeavor Operating Company and certain of its subsidiaries. In addition, redemptions or exchanges of Endeavor Operating Company Units from members of Endeavor Operating Company (other than Endeavor Manager) in exchange for shares of our Class A common stock or cash are expected to produce favorable tax attributes that would not be available to us in the absence of such redemptions or exchanges.

We have entered into the tax receivable agreement with the Post-IPO TRA Holders that provides for the payment by us to the Post-IPO TRA Holders (or their transferees of Endeavor Operating Company Units or other assignees) of 85% of the amount of cash savings, if any, in U.S. federal, state and local income tax or franchise tax that we realize or are deemed to realize (determined by using certain assumptions) as a result of (i) any tax basis in the assets of Endeavor Operating Company and certain of its subsidiaries resulting from (a) the acquisition of interests in Endeavor Operating Company from certain of our pre-IPO investors in the mergers described above and the acquisition of equity interests in Endeavor Operating Company from certain of the Other UFC Holders, (b) future redemptions or exchanges by us of Endeavor Operating Company Units from members of Endeavor Operating Company (other than Endeavor Manager) in exchange for shares of our Class A common stock or cash or (c) payments made under the tax receivable agreement, (ii) any net operating losses or certain other tax attributes of certain pre-IPO investors or Other UFC Holders that are available to us to offset income or gain earned after the mergers undertaken in connection with our IPO, (iii) any existing tax basis associated with Endeavor Operating Company Units the benefit of which is allocable to us as a result of the exchanges of such Endeavor Operating Company Units for shares of our Class A common stock or cash and (iv) tax benefits related to imputed interest deemed arising as a result of payments made under the tax receivable agreement. The tax receivable agreement make certain simplifying assumptions regarding the determination of the cash savings that we realize or are deemed to realize from the covered tax attributes, which may result in payments pursuant to the tax receivable agreement in excess of those that would result if such assumptions were not made.

The actual tax benefit, as well as the amount and timing of any payments under the tax receivable agreement, will vary depending upon a number of factors, including, among others, the timing of redemptions or exchanges by member of Endeavor Operating Company, the price of our Class A common stock at the time of the redemptions or exchanges, the extent to which such redemptions or exchanges are taxable, the amount and timing of the taxable income we generate in the future and the tax rate then applicable and the portion of our payments under the tax receivable agreement constituting imputed interest. Future payments under the tax receivable agreement could be substantial. The payments under the tax receivable agreement are not conditioned upon any Post-TRA Holder’s continued ownership of us.

In addition, the Post-IPO TRA Holders (or their transferees or other assignees) will not reimburse us for any payments previously made if any covered tax benefits are subsequently disallowed, except that any excess payments made to any Post-IPO TRA Holder (or such holder’s transferees or other assignees) will be netted against future payments that would otherwise be made under the tax receivable agreement, if any, after our determination of such excess. We could make payments to the Post-IPO TRA Holders under the tax receivable agreement that are greater than our actual cash tax savings and may not be able to recoup those payments, which could negatively impact our liquidity.

In addition, the tax receivable agreement provide that, upon certain mergers, asset sales or other forms of business combination or certain other changes of control, our or our successor’s obligations with respect to tax benefits would be based on certain assumptions, including that we or our successor would have sufficient taxable income to fully utilize the tax benefits covered by the tax receivable agreement. As a result, upon a change of control, we could be required to make payments under the tax receivable agreement that are greater than the specified percentage of our actual cash tax savings, which could negatively impact our liquidity.

In addition, the tax receivable agreement provide that in the case of a change in control of the Company or a material breach of our obligations under the tax receivable agreement, the Post-IPO TRA Holders will have the option to terminate the tax receivable agreement, and we will be required to make a payment to the Post-IPO TRA Holders covered by such termination in an amount equal to the present value of future payments (calculated using a discount rate, which may differ from our, or a potential acquirer’s, then-current cost of capital) under the tax receivable agreement, which payment would be based on certain assumptions, including those relating to our future taxable income. In these situations, our obligations under the tax receivable agreement could have a substantial negative impact on our, or a potential acquirer’s, liquidity and could have the effect of delaying, deferring, modifying, or preventing certain mergers, asset sales, other forms of business combinations, or other changes of control. These provisions of the tax receivable agreement may result in situations where the Post-IPO TRA Holders have interests that differ from or are in addition to those of our other stockholders. In addition, we could be required to make payments under the tax receivable agreement that are substantial, significantly in advance of any potential actual realization of such further tax benefits, and in excess of our, or a potential acquirer’s, actual cash savings in income tax.

Finally, because we are a holding company with no operations of our own, our ability to make payments under the tax receivable agreement is dependent on the ability of our subsidiaries to make distributions to us. The Senior Credit Facilities restrict the ability of our subsidiaries to make distributions to us, which could affect our ability to make payments under the tax receivable agreement. To the extent that we are unable to make payments under the tax receivable agreement as a result of restrictions in our Senior Credit Facilities, such payments will be deferred and will accrue interest until paid.

UFC Buyout

On February 16, 2021, Endeavor Operating Company entered into a transaction agreement (the “Transaction Agreement”) with the Other UFC Holders and certain of their affiliates pursuant to which Endeavor

Operating Company will directly or indirectly acquire interests (including warrants of UFC Parent or common equity received by warrant holders from the exercise of warrants of UFC Parent) from the Other UFC Holders (or their affiliates) resulting in Endeavor Operating Company directly or indirectly owning 100% of the equity interests of UFC Parent (the “UFC Buyout”).

Pursuant to the Transaction Agreement, we issued Endeavor Operating Company Units to (i) certain of the Other UFC Holders as consideration for the acquisition of the interests of UFC Parent held by such Other UFC Holders (a portion of which Endeavor Operating Company Units will subsequently be sold by certain of the Other UFC Holders, as described below); and (ii) certain of the Other UFC Holders as consideration for the acquisition of all or only a portion of the interests of UFC Parent held by such Other UFC Holders (with the balance of the interests in UFC Parent retained by the Other UFC Holders, to be sold to Endeavor Operating Company or its designee for cash, as described below), and certain of which Endeavor Operating Company Units were promptly exchanged by such holders for Endeavor Manager Units. Certain holders of Profits Units in UFC Parent received Endeavor Operating Company Units or Endeavor Manager Units on the same vesting terms. The Other UFC Holders that received Endeavor Operating Company Units and/or Endeavor Manager Units also received paired shares of our Class X common stock corresponding on a 1:1 basis to the Endeavor Operating Company Units or Endeavor Manager Units they received. Additionally, certain of the Other UFC Holders that received Endeavor Operating Company Units also received paired shares of our Class Y common stock corresponding on a 1:1 basis to the Endeavor Operating Company Units they received. Furthermore, certain of the Other UFC Holders or their affiliates each merged with and into Endeavor Group Holdings in a series of mergers, whereby we acquired the existing interests in Endeavor Operating Company held by them. As consideration for the mergers, we issued to certain affiliates of such Other UFC Holders, including certain affiliates of Silver Lake, shares of Class A common stock and Class Y common stock and rights to receive payments under the tax receivable agreement described herein. Based on the initial public offering price of $24.00 per share, we issued (after giving effect to the use of proceeds from the IPO and the concurrent Private Placements to purchase from certain Other UFC Holders Endeavor Operating Company Units and Class A common stock and the sale of Class A common stock by affiliates of KKR in the Concurrent Private Placements as further described below) 42,400,877 shares of Class A common stock, 58,753,551 Endeavor Operating Company Units, 9,156,529 Endeavor Manager Units, 67,910,080 shares of Class X common stock and 70,946,270 shares of Class Y common stock to the Other UFC Holders in the aggregate.

Moreover, in accordance with the Transaction Agreement, we used $835.7 million of the net proceeds from the IPO and the concurrent Private Placements to purchase Endeavor Operating Company Units (or interests in UFC Parent) directly from certain of the Other UFC Holders (or their affiliates) at a price per unit (with respect to Endeavor Operating Company Units) equal to the initial public offering price per share of Class A common stock sold in the IPO. Certain Other UFC Holders merged with and into Endeavor Group Holdings, and affiliates of such Other UFC Holders received shares of Class A common stock in such mergers and sold $437.0 million of such shares of Class A common stock (i) in the case of certain Other UFC Holders, in the concurrent Private Placements to the private placement investors at a price per share equal to $24.00; or (ii) in the case of certain Other UFC Holders, to Endeavor Group Holdings, Inc. in exchange for cash payments at a price per share equal to the initial public offering price per share of Class A Common Stock sold to the public in the IPO. Certain of the Other UFC Holders (or their affiliates) also received rights to receive payments under the tax receivable agreement described herein.

In connection with the UFC Buyout, certain of our principal stockholders, directors and executive officers who are Other UFC Holders received the following consideration in exchange for their equity interests in UFC Parent:

•

Certain affiliates of Silver Lake received a number of shares of Class A common stock equal to $774,871,080 divided by the price per share of Class A common stock sold to the public in the IPO, as well as an equal number of shares of Class Y common stock.

•

Certain affiliates of Silver Lake received a number of Endeavor Operating Company Units equal to $625,128,864 divided by the price per share of Class A common stock sold to the public in the IPO, as well as an equal number of shares of Class X and Class Y common stock.

•

Ariel Emanuel, our Chief Executive Officer, received a number of Endeavor Operating Company Units equal to the value of his Zuffa profits units, $100,639,872, divided by the price per share of Class A common stock sold to the public in the IPO, as well as an equal number of shares of Class X and Class Y common stock.

•

Patrick Whitesell, our Executive Chairman, received a number of Endeavor Operating Company Units equal to the value of his Zuffa profits units, $71,238,696, divided by the price per share of Class A common stock sold to the public in the IPO, as well as an equal number of shares of Class X and Class Y common stock.

•

Jason Lublin, our Chief Financial Officer, indirectly received a number of Endeavor Operating Company Units equal to the value of his UFC profits units, $22,897,968, divided by the price per share of Class A common stock sold to the public in the IPO.

•

Mark Shapiro, our President, indirectly received a number of Endeavor Operating Company Units equal to the value of his UFC profits units, $49,781,112, divided by the price per share of Class A common stock sold to the public in the IPO.

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Seth Krauss, our Chief Legal Officer, indirectly received a number of Endeavor Operating Company Units equal to the value of his UFC profits units, $5,089,536, divided by the price per share of Class A common stock sold to the public in the IPO.

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Christian Muirhead, our Chief Communications Officer, indirectly received a number of Endeavor Operating Company Units equal to $5,089,536 divided by the price per share of Class A common stock sold to the public in the IPO.

Further, in connection with the UFC Buyout and the IPO, the vesting of compensatory awards to certain of our directors and executive officers was accelerated as follows:

•

Mr. Emanuel holds 2,744,331 Endeavor Profits Units (which before the IPO, were in the form of 27,443,333 unvested Endeavor Profits Units), the vesting of which was accelerated. The per unit hurdle price associated with such Endeavor profits units was $25.10, which has been achieved since our May 2021 initial public offering.

•

Mr. Whitesell, our Executive Chairman, holds 2,744,331 Endeavor Profits Units (which before the IPO, were in the form of 27,443,333 unvested Endeavor Profits Units), the vesting of which was accelerated. The per unit hurdle price associated with such Endeavor profits units was $25.10, which has been achieved since our May 2021 initial public offering.

•

Mr. Lublin holds 97,997 Endeavor Operating Company Units (which before the IPO, were in the form of 979,980 unvested profits units of WME Iris Management IV Holdco, LLC (“Iris IV units”), the vesting of which will be accelerated. Such Iris IV units were designated as “catch-up” units entitled to receive a preference on distributions once a per unit hurdle price associated with such Iris IV units was satisfied. The per unit hurdle price associated with such Iris IV units was $25.10, which has been achieved since our May 2021 initial public offering (so that these “catch-up” units have since converted into Endeavor Operating Company Units).

•

Mr. Shapiro holds 97,997 Endeavor Operating Company Units (which before the IPO, were in the form of 979,980 unvested Iris IV units), the vesting of which was accelerated. Such Iris IV units were designated as “catch-up” units entitled to receive a preference on distributions once a per unit hurdle price associated with such Iris IV units is satisfied. The per unit hurdle price associated with such Iris IV units will equal $25.10, which has been achieved since our May 2021 initial public offering (so that these “catch-up” units have since converted into Endeavor Operating Company Units).

•

Mr. Krauss holds 48,997 Endeavor Operating Company Units (which before the IPO, were in the form of 489,991 unvested Iris IV units), the vesting of which will be accelerated. Such Iris IV units were designated as “catch-up” units entitled to receive a preference on distributions once a per unit hurdle price associated with such Iris IV units is satisfied. The per unit hurdle price associated with such Iris IV units was $25.10, which has been achieved since our May 2021 initial public offering (so that these “catch-up” units have since converted into Endeavor Operating Company Units).

•

Mr. Muirhead holds 48,997 Endeavor Operating Company Units (which before the IPO, were in the form of 489,991 unvested Iris IV units), the vesting of which was accelerated. Such Iris IV units were designated as “catch-up” units entitled to receive a preference on distributions once a per unit hurdle price associated with such Iris IV units is satisfied. The per unit hurdle price associated with such Iris IV units was $25.10, which has been achieved since our May 2021 initial public offering (so that these “catch-up” units have since converted into Endeavor Operating Company Units).

Investments by Silver Lake

In August 2017 and January 2019, we entered into subscription agreements with certain affiliates of the Silver Lake Equityholders and sold equity interests of Endeavor Operating Company to such affiliates of the Silver Lake Equityholders for consideration of approximately $406 million and $256 million, respectively.

Certain affiliates of the Silver Lake Equityholders entered into the Transaction Agreement by which acquired Endeavor Operating Company Units, Class A common stock and Class Y common stock in exchange for its equity interests in UFC Parent. See “—UFC Buyout” above.

Funds affiliated with Silver Lake purchased 4,722,335 shares of Class A common stock from us in the concurrent Private Placements at a price per share equal to $24.00. See “—UFC Buyout” and “—Registration Rights Agreement” above for more information.

Learfield IMG College Merger

On December 31, 2018, we completed the merger of our IMG College business with Learfield to form Learfield IMG College. In connection with the merger we sold a portion of our equity interests in Learfield IMG College to certain affiliates of the Silver Lake Equityholders for consideration of $250 million. Such affiliates of the Silver Lake Equityholders received approximately 13% of the equity interests of Learfield IMG College in the sale. We owned approximately 36% of the equity interests of Learfield IMG College, following the closing of the merger and the sale of equity interests to affiliates of the Silver Lake Equityholders.

In connection with the merger of IMG College and Learfield, we entered into a Monitoring Agreement with a subsidiary of Learfield IMG College, where we agreed to provide certain management and advisory services to Learfield IMG College from time to time. For these services such subsidiary agreed to pay us an annual management fee of $3.5 million and to reimburse us for our certain expenses incurred by us in providing services to Learfield IMG College.

On June 17, 2021, we entered into (i) a Subscription Agreement to acquire additional common units in Learfield IMG College and (ii) an amendment to the Limited Liability Company Agreement of Learfield IMG College. Pursuant to these agreements, we acquired additional common units in Learfield IMG College for aggregate consideration having a value equal to $109.1 million. We will continue to account for our Learfield IMG College investment under the equity method of accounting.

Management Equity

Following the completion of the reorganization transactions, the Concurrent Private Placements and the UFC Buyout, certain of our senior executives now own equity interests in Executive Holdcos, certain senior executives now own Endeavor Profits Units and the other members of the Management Holdcos now own Endeavor Manager Units and paired shares of our Class X common stock and Class Y common stock. We refer to such senior executives and the other members of the Management Holdcos collectively as the “Management Equityholders,” and we refer to the equity interests in Executive Holdcos, Endeavor Profits Units, Endeavor Manager Units, and the shares of Class X common stock owned by such Management Equityholders collectively as the “Management Equity.” Pursuant to the terms of the Management Equity, the Management Equityholders will not be permitted to exchange their Management Equity into shares of Class A common stock for one year following the closing of the IPO.

Following the first anniversary of the closing of the IPO, each Management Equityholder will be eligible to exchange a portion of his or her Management Equity for Class A common stock and the portion of the Management Equity eligible for exchange will increase annually, with the amount and timing of such increases dependent on the designation of the applicable Management Equityholder. All Management Equity will be exchangeable by the sixth anniversary of the closing of the IPO, provided that twenty percent of the Management Equity held by certain Management Equityholders will not be exchangeable at any time until the earlier of (a) the first anniversary of termination of such Management Equityholder’s employment or (b) such Management Equityholder’s death.

In addition to the equity retention restrictions described above, certain Management Equityholders will be subject to certain restrictive covenants for a period of time (generally up to 24 months) following the date his or her employment with us is terminated.

Indemnification Agreements

We entered into an indemnification agreement with each of our executive officers and directors that provides, in general, that we will indemnify them to the fullest extent permitted by law in connection with their service to us or on our behalf.

Employment Arrangements

We entered into employment and other compensation agreements with certain of our named executive officers in connection with the IPO. See “Executive Compensation.”

Other Transactions

From time to time we have entered into ordinary course business transactions on market terms with companies that the Silver Lake Equityholders have an ownership stake in, and we may continue to do so in the future.

WI Investment Holdings, LLC, an entity that is majority owned by affiliates of the Silver Lake Equityholders, WME Holdco and executives of the Company, including Ariel Emanuel, our Chief Executive Officer and a member of our Board of Directors, Patrick Whitesell, our Executive Chairman and a member of our Board of Directors, Jason Lublin, our Chief Financial Officer, and Christian Muirhead, our Chief Communications Officer, owns a minority equity interest in The Raine Group (“Raine”), an affiliate of which has provided investment banking services to us from time to time and may continue to provide investment banking services to us in the future. Endeavor paid Raine an aggregate of approximately $850,000 for such services in fiscal year 2021. In August 2021, our wholly-owned subsidiary, IMG US LLC (“IMG US”), committed $4.0 million to Raine Gaming Fund LP and, in February 2022, IMG US committed $5.0 million to Raine Venture Partners III LP, each of which are funds managed by affiliates of Raine.

RED Interactive Agency, LLC, our wholly-owned subsidiary, has entered into an arm’s-length, consulting arrangement with Mr. Barry Lublin, the father of our Chief Financial Officer, under which Mr. Barry Lublin has provided corporate financial consulting services on a non-exclusive basis to RED Interactive Agency, LLC. For the fiscal year ended December 31, 2021, Mr. Barry Lublin received annual compensation in the amount of approximately $150,000 for these consulting services.

In October 2021, Endeavor Content, then a wholly-owned subsidiary, agreed in principle on terms with Ezra Emanuel, the son of Ariel Emanuel, our Chief Executive Officer and a member of our Board of Directors, for production services in connection with a film being produced by Endeavor Content. The payments made under this production agreement are expected to exceed $120,000 in the aggregate, and no payments have been made under this agreement to date.

In September 2021, our wholly-owned subsidiary IMG Worldwide, LLC entered into a production agreement with Staud, a fashion brand owned by the fiancée of Ariel Emanuel, our Chief Executive Officer and a member of our Board of Directors, to provide production services with respect to an event at New York Fashion Week. The total payments made by the Company to produce the event were approximately $530,000.

Professional Bull Riders, LLC, a wholly-owned subsidiary of the Company within the Company’s owned sports properties business (“PBR”), is the owner of premier professional bull riding tours that promotes and produces bull riding events around the world. PBR created a new competitive team-based league format series (the “League”) whereby bull riders will be drafted to or signed by a team and compete as members of independent teams. In January 2022, Egon Durban, the Chairman of the Company’s Board of Directors, agreed to acquire a sanction to one of such PBR sanctioned teams (a “Team”) eligible to participate in the League, the terms of which are the substantially the same as for others acquiring a Team. As part of his owning a Team, Mr. Durban may elect to have PBR or an affiliate of PBR provide services for his Team, the terms and cost of which services would be substantially the same as for other Team owners who may elect such services.

Ursula Burns, a member of our Board of Directors, is a client of The Harry Walker Agency (“HWA”), a wholly-owned subsidiary of the Company and entity that represents individuals in connection with speaking engagements for which HWA receives a standard and customary commission. For the year ended December 31, 2021, Ms. Burns speaking engagements resulted in gross fees of $200,000 payable to Ursula Burns, with $180,000 of such amount paid to charitable and/or educational institutions on Ms. Burns’ behalf and with the remainder paid to HWA as a customary commission.

PROPOSAL NO. 3 — APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Background

As required by Section 14A(a)(1) of the Exchange Act, the below resolution enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement. This proposal (, and commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. The say-on-pay vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.

We encourage our stockholders to review the “Executive Compensation” section of and the Summary Compensation Table and related compensation tables and narrative disclosure set forth in this Proxy Statement for more information. As described therein, we seek to closely align the interests of our named executive officers with the interests of our stockholders. Our compensation programs are designed to enable us to retain key management whose skill sets are uniquely tailored to our business model.

As an advisory approval, this proposal is not binding upon us or our Governing Body. However, the Governing Body, which is responsible for the design and administration of our executive compensation program, values the opinions of our stockholders expressed through your vote on this proposal. The Governing Body will consider the outcome of this vote in making future compensation decisions for our named executive officers. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of Endeavor Group Holdings, Inc. approve, on an advisory basis, the fiscal year 2021 compensation of Endeavor Group Holdings, Inc.’s named executive officers as described in the “Executive Compensation” section and disclosed in the Summary Compensation Table and related compensation tables and narrative disclosure set forth in Endeavor Group Holdings, Inc.’s Proxy Statement for the 2022 Annual Meeting of Stockholders.”

Governing Body Recommendation

Our Governing Body unanimously recommends you vote FOR the resolution to approve, on an advisory (non-binding) basis, the compensation of our named executive officers, as described in the “Executive Compensation” section, in the Summary Compensation Table and related compensation tables and narrative disclosure set forth in this Proxy Statement.

PROPOSAL NO. 4 — APPROVAL, ON AN ADVISORY (NON-BINDING) BASIS, OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Background

In accordance with Section 14A of the Exchange Act, we are requesting your advisory, non-binding vote regarding the frequency with which stockholders should have an opportunity to provide a say-on-pay vote. We are providing stockholders the option of selecting a frequency of every ONE YEAR, TWO YEARS, THREE YEARS or abstaining. Stockholders are not voting to approve or disapprove of the Governing Body’s recommendation. Rather, stockholders are being asked to express their preference regarding the frequency of future say-on-pay votes.

We recommend that our stockholders select a frequency of every THREE YEARS. We believe that this frequency is appropriate because it will enable our stockholders to vote, on an advisory basis, taking into account a more complete view of the amount and mix of components paid to our named executive officers over a long-term period. Further, we believe this frequency will lead to a more meaningful and coherent communication between us and our stockholders on the compensation of our named executive officers by, among other things, allowing sufficient time to engage with stockholders and respond to any relevant concerns. A triennial advisory vote on executive compensation is consistent with our goal of seeking input from, and engaging in discussions with, our stockholders on corporate governance and our executive compensation matters based on our long-term executive compensation philosophy, policies and practices.

As an advisory approval, this vote is not binding upon us or our Governing Body. However, the Governing Body values the opinions of our stockholders expressed through your vote on this proposal. The Governing Body intends to carefully consider the outcome of this vote when making future decisions on the frequency with which we will hold an advisory vote on executive compensation.

Governing Body Recommendation

Our Governing Body unanimously recommends that you vote for every THREE YEARS as the frequency of future say-on-pay votes.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2023 (the “2023 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 9601 Wilshire Boulevard, 3rd Floor, Beverly Hills, CA 90210, in writing not later than December 30, 2022.

Stockholders intending to present a proposal at our 2023 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our bylaws. Our bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2023 Annual Meeting no earlier than the close of business on March 15, 2023 and no later than the close of business on February 13, 2023. The notice must contain the information required by our bylaws. In the event that the date of the 2023 Annual Meeting is more than 30 days before or more than 60 days after June 6, 2023, then our Secretary must receive such written notice not earlier than the close of business on the 90th day prior to the 2023 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

In addition to satisfying the foregoing requirements under our Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 14, 2023.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

In connection with our solicitation of proxies for our 2023 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

HOUSEHOLDING

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the Annual Report by contacting the Broadridge Financial Solutions, Inc. at (866) 540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

2021 ANNUAL REPORT

Our 2021 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. Stockholders that receive the Notice Regarding the Availability of Proxy Materials can access our 2021 Annual Report, including our Annual Report on Form 10-K for 2021, at www.proxyvote.com.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Secretary, Endeavor Group Holdings, Inc., 9601 Wilshire Boulevard, 3rd Floor, Beverly Hills, CA 90210.

Your vote is important. Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Governing Body,

Seth Krauss
Chief Legal Officer

Beverly Hills, California

April 29, 2022

ENDEAVOR GROUP HOLDINGS, INC. 9601 WILSHIRE BOULEVARD, 3RD FLOOR BEVERLY HILLS, CALIFORNIA 90210

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/EDR2022

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D77803-P68453	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENDEAVOR GROUP HOLDINGS, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Governing Body recommends you vote FOR the following Class I director nominees:

1.	Election of Directors	☐	☐	☐

Nominees: 01) Stephen Evans
02) Fawn Weaver

The Governing Body recommends you vote FOR Proposal 2.						For	Against	Abstain

2.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.					☐	☐	☐

The Governing Body recommends you vote FOR Proposal 3.						For	Against	Abstain

3.	Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.					☐	☐	☐

The Governing Body recommends you vote “3 Years” on Proposal 4.					1 Years	2 Years	3 Years	Abstain

4.	Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.				☐	☐	☐	☐

Note: Such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

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ENDEAVOR GROUP HOLDINGS, INC. Proxy Solicited on Behalf of the Governing Body of the Company for the Annual Meeting of Stockholders June 13, 2022, 4:30 p.m. Eastern Time

The undersigned stockholder(s) hereby appoints(s) Jason Lublin, Seth Krauss and Robert Hilton, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse of this proxy card, all of the shares of Class A common stock, Class X common stock and/or Class Y common stock, as applicable, of Endeavor Group Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 4:30 p.m. Eastern Time on June 13, 2022, at www.virtualshareholdermeeting.com/EDR2022, and any continuation, postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Governing Body’s recommendations as indicated on the reverse side, and in the discretion of the proxies with respect to such other matters as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Continued and to be signed on reverse side